METROPOLITAN SERIES FUND

501 Boylston Street

Boston, Massachusetts 02116

December 19, 2012

Dear Contract Owner:

As an owner (“Contract Owner”) of a variable annuity or variable life insurance contract (the “Contract”) issued by Metropolitan Life Insurance Company or one of its affiliated insurance companies (each an “Insurance Company”), you have the right to instruct the Insurance Company how to vote certain shares of the Oppenheimer Global Equity Portfolio (“MSF Portfolio”) of the Metropolitan Series Fund (“MSF”) at a Special Meeting of Shareholders to be held on February 22, 2013 (the “Meeting”). Although you are not directly a shareholder of MSF Portfolio, some or all of your Contract value is invested, as provided by your Contract, in MSF Portfolio. Accordingly, you have the right under your Contract to instruct the Insurance Company how to vote the MSF Portfolio shares that are attributable to your Contract at the Meeting. Before the Meeting, I would like your voting instructions on the important proposal described in the accompanying Prospectus/Proxy Statement.

The Prospectus/Proxy Statement describes the proposed reorganization of MSF Portfolio. All of the assets of MSF Portfolio would be acquired by Met/Templeton Growth Portfolio (to be renamed Oppenheimer Global Equity Portfolio) (“MIST Portfolio”), a series of the Met Investors Series Trust, in exchange for shares of MIST Portfolio and the assumption by MIST Portfolio of the liabilities of MSF Portfolio. After the proposed reorganization, it is anticipated that MIST Portfolio will have the same subadviser as MSF Portfolio and that its investment objective and principal investment strategies will be identical to those of MSF Portfolio.

You will receive shares of MIST Portfolio having an aggregate net asset value equal to the aggregate net asset value of your MSF Portfolio shares immediately prior to the reorganization. You will receive Class A, Class B or Class E shares of MIST Portfolio, depending on the class of shares of MSF Portfolio you currently hold. Details about MIST Portfolio’s investment objective, performance, and management team are contained in the attached Prospectus/Proxy Statement. For federal income tax purposes, the transaction is expected to be a non-taxable event for shareholders and Contract Owners.

The Board of Trustees of MSF has approved the proposal for MSF Portfolio and recommends that you instruct the Insurance Company to vote FOR the proposal.

I realize that this Prospectus/Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposal. If you attend the Meeting, you may give your voting instructions in person. If you do not expect to attend the Meeting, please complete, date, sign and return the enclosed voting instructions form in the enclosed postage-paid envelope. You may also transmit your voting instructions by telephone or through the Internet. Instructions on how to complete the voting instructions form or vote by telephone or through the Internet are included immediately after the Notice of Special Meeting.

If you have any questions about the voting instructions form please call MSF at 1-800-638-7732. If we do not receive your completed voting instructions form or your telephone or Internet vote within several weeks, you may be contacted by Computershare Fund Services, our proxy solicitor, who will remind you to pass on your voting instructions.

Thank you for taking this matter seriously and participating in this important process.

Sincerely,

Elizabeth M. Forget
President
Metropolitan Series Fund

METROPOLITAN SERIES FUND

501 Boylston Street

Boston, Massachusetts

Oppenheimer Global Equity Portfolio

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on February 22, 2013

To the Shareholders of Oppenheimer Global Equity Portfolio:

NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of the Oppenheimer Global Equity Portfolio of Metropolitan Series Fund (“MSF”), a Delaware statutory trust, will be held at the offices of MetLife Advisers, LLC, 501 Boylston Street, Boston, Massachusetts 02116, on February 22, 2013 at 10:00 a.m. Eastern Time and any adjournments thereof (the “Meeting”) for the following purpose:

1.	To consider and act upon an Agreement and Plan of Reorganization (the “Plan”) providing for the acquisition of all of the assets of Oppenheimer Global Equity Portfolio (“MSF Portfolio”) by Met/Templeton Growth Portfolio (to be renamed Oppenheimer Global Equity Portfolio) (“MIST Portfolio”), a series of Met Investors Series Trust, in exchange for shares of MIST Portfolio and the assumption by MIST Portfolio of the liabilities of MSF Portfolio. The Plan also provides for the distribution of these shares of MIST Portfolio to shareholders of MSF Portfolio in liquidation and subsequent termination of MSF Portfolio. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of MSF Portfolio.

The Board of Trustees of MSF has fixed the close of business on November 30, 2012 as the record date for determination of shareholders entitled to notice of and to vote at the Meeting.

By order of the Board of Trustees

Andrew L. Gangolf
Secretary
Metropolitan Series Fund

December 19, 2012

CONTRACT OWNERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING VOTING INSTRUCTIONS FORM IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR FOLLOW THE INSTRUCTIONS IN THE MATERIALS RELATING TO TELEPHONE OR INTERNET VOTING. INSTRUCTIONS ON HOW TO COMPLETE THE VOTING INSTRUCTIONS FORM OR VOTE BY TELEPHONE OR OVER THE INTERNET ARE INCLUDED IMMEDIATELY FOLLOWING THIS NOTICE. IT IS IMPORTANT THAT YOU PROVIDE VOTING INSTRUCTIONS PROMPTLY.

INSTRUCTIONS FOR SIGNING VOTING INSTRUCTIONS FORM

The following general rules for signing voting instructions forms may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your voting instructions form properly.

1.	INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the voting instructions form.

2.	JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instructions form.

3.	ALL OTHER ACCOUNTS: The capacity of the individual signing the voting instructions form should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION	VALID SIGNATURE

CORPORATE ACCOUNTS

(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

TRUST ACCOUNTS

(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

After completing your voting instructions form, return it in the enclosed postage-paid envelope.

INSTRUCTIONS FOR VOTING BY TELEPHONE

To vote by telephone, follow the steps below.

1.	Read the accompanying proxy information and voting instructions form.

2.	Call the Vote By Phone number provided on your voting instructions form.

3.	Follow the recorded instructions. Have your voting instructions form ready.

You do not need to return your voting instructions form if you vote by telephone.

INSTRUCTIONS FOR VOTING OVER THE INTERNET

To vote over the Internet, follow the steps below.

1.	Read the accompanying proxy information and voting instructions form.

2.	Log on to www.proxy-direct.com.

3.	Follow the on-screen instructions.

You do not need to return your voting instructions form if you vote over the Internet.

*  *  *

If you have any questions about how to provide voting instructions, please call MSF at 1-800-638-7732.

ACQUISITION OF ASSETS AND ASSUMPTION OF LIABILITIES OF

OPPENHEIMER GLOBAL EQUITY PORTFOLIO

a series of

Metropolitan Series Fund

501 Boylston Street

Boston, Massachusetts 02116

(800) 638-7732

BY AND IN EXCHANGE FOR SHARES OF

MET/TEMPLETON GROWTH PORTFOLIO

a series of

Met Investors Series Trust

5 Park Plaza

Suite 1900

Irvine, California 92614

(800) 638-7732

PROSPECTUS/PROXY STATEMENT

DATED DECEMBER 19, 2012

This Prospectus/Proxy Statement is being furnished in connection with the proposed Agreement and Plan of Reorganization (the “Plan”) which will be submitted to shareholders of Oppenheimer Global Equity Portfolio (“MSF Portfolio”) for consideration at a Special Meeting of Shareholders to be held on February 22, 2013 at 10:00 a.m. Eastern time at the offices of MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), 501 Boylston Street, Boston, Massachusetts 02116, and any adjournments thereof (the “Meeting”).

GENERAL

Subject to the approval of MSF Portfolio’s shareholders, the Board of Trustees of Metropolitan Series Fund (“MSF”) has approved the proposed reorganization of MSF Portfolio, which is a series of MSF, into Met/Templeton Growth Portfolio (“MIST Portfolio”), a series of Met Investors Series Trust (“MIST”). MSF Portfolio and MIST Portfolio are sometimes referred to in this Prospectus/Proxy Statement individually as a “Portfolio” and collectively as the “Portfolios.” With respect to the proposed reorganization, MSF Portfolio will be the acquired portfolio and MIST Portfolio will be the acquiring portfolio.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

Separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (each an “Insurance Company” and, collectively, the “Insurance Companies”) are the record owners of MSF Portfolio’s shares and at the Meeting will vote the shares of MSF Portfolio held in their separate accounts.

As an owner of a variable life insurance or annuity contract (a “Contract”) issued by an Insurance Company, you have the right to instruct the Insurance Company how to vote the shares of MSF Portfolio at the Meeting that are attributable to your Contract. Although you are not directly a shareholder of MSF Portfolio, you have this right because some or all of your Contract value is invested, as provided by your Contract, in MSF Portfolio. For simplicity, in this Prospectus/Proxy Statement:

•	“Record Holder” of MSF Portfolio refers to each Insurance Company which holds MSF Portfolio’s shares of record, unless indicated otherwise in this Prospectus/Proxy Statement;

•	“shares” refers generally to your shares of beneficial interest in MSF Portfolio; and

•	“shareholder” or “Contract Owner” refers to you.

In the reorganization, all of the assets of MSF Portfolio will be acquired by MIST Portfolio in exchange for Class A, Class B and Class E shares of MIST Portfolio and the assumption by MIST Portfolio of the liabilities of MSF Portfolio (the “Reorganization”). If the Reorganization is approved, shares of MIST Portfolio will be distributed to each Record Holder in liquidation of MSF Portfolio, and MSF Portfolio will be terminated as a series of MSF. You will receive Class A, Class B or Class E shares of MIST Portfolio, depending on the class of shares of MSF Portfolio you currently hold. Immediately after the Reorganization, you will hold that number of full and fractional shares of MIST Portfolio which have an aggregate net asset value equal to the aggregate net asset value of the shares of MSF Portfolio you held immediately before the Reorganization.

MSF Portfolio is a separate diversified series of MSF, a Delaware statutory trust, which is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). MIST Portfolio is a separate diversified series of MIST, a Delaware statutory trust, which is also registered as an open-end management investment company under the 1940 Act. Following the Reorganization, the primary investment objective of MSF Portfolio is expected to be identical to that of MIST Portfolio, as follows:

Portfolio	Investment Objective
MSF Portfolio	Capital appreciation.
MIST Portfolio	Capital appreciation.

This Prospectus/Proxy Statement explains concisely the information about MIST Portfolio that you should know before voting on the Reorganization. Please read it carefully and keep it for future reference. Additional information concerning each Portfolio and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission (“SEC”):

Information about MSF Portfolio:	How to Obtain this Information:

Prospectus of MSF relating to MSF Portfolio, dated April 30, 2012

Statement of Additional Information of MSF relating to MSF Portfolio, dated April 30, 2012, as amended on June 6, 2012

Annual Report of MSF relating to MSF Portfolio for the year ended December 31, 2011

Semiannual Report of MSF relating to MSF Portfolio for the six month period ended June 30, 2012

Copies are available upon request and without charge if you: • Write to MSF at the address listed on the cover page of this Prospectus/Proxy Statement; or • Call (800) 638-7732 toll-free.

Information about MIST Portfolio:	How to Obtain this Information:

Prospectus of MIST relating to MIST Portfolio, dated April 30, 2012, as supplemented on December 20, 2012

Statement of Additional Information of MIST relating to MIST Portfolio, dated April 30, 2012, as amended on June 6, 2012

Annual Report of MIST relating to MIST Portfolio for the year ended December 31, 2011

Semiannual Report of MIST relating to MIST Portfolio for the six month period ended June 30, 2012

Copies are available upon request and without charge if you: • Write to MIST at the address listed on the cover page of this Prospectus/Proxy Statement; or • Call (800) 638-7732 toll-free.

Information about the Reorganization:	How to Obtain this Information:
Statement of Additional Information dated December 19, 2012, which relates to this Prospectus/Proxy Statement and the Reorganization	A copy is available upon request and without charge if you: • Write to MIST at the address listed on the cover page of this Prospectus/Proxy Statement; or • Call (800) 638-7732 toll-free.

You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

Information relating to MSF Portfolio contained in the Prospectus of MSF dated April 30, 2012 (SEC File No. 811-03618) is incorporated by reference into this document. Information relating to MIST Portfolio contained in the Prospectus of MIST dated April 30, 2012 (SEC File No. 811-10183) is incorporated by reference into this document. (This means that such information is legally considered to be part of this Prospectus/Proxy Statement.) The Statement of Additional Information dated December 19, 2012 relating to this Prospectus/Proxy Statement and the Reorganization, which includes the Annual Report of MIST relating to MIST Portfolio for the year ended December 31, 2011 (SEC File No. 811-10183), the Semiannual Report of MIST relating to MIST Portfolio for the six month period ended June 30, 2012 (SEC File No. 811-10183), the Annual Report of MSF relating to MSF Portfolio for the year ended December 31, 2011 (SEC File No. 811-03618), the Semiannual Report of MSF relating to MSF Portfolio for the six month period ended June 30, 2012 (SEC File No. 811-03618), and pro forma financial information of MIST relating to MIST Portfolio for the twelve month period ended June 30, 2012, is incorporated by reference into this document.

An investment in MIST Portfolio through a Contract:

•	is not a deposit of, or guaranteed by, any bank

•	is not insured by the FDIC, the Federal Reserve Board or any other government agency

•	is not endorsed by any bank or government agency

•	involves investment risk, including possible loss of the purchase payment of your original investment

TABLE OF CONTENTS

Page
SUMMARY	5
Why is the Reorganization being proposed?	5
What are the key features of the Reorganization?	5
After the Reorganization, what shares of MIST Portfolio will I own?	6
How will the Reorganization affect me?	6
Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way?	7
How do the Trustees recommend that I vote?	7
Who will be the adviser and subadviser of my Portfolio after the Reorganization?	7
How do the Portfolios’ investment objectives and principal investment strategies compare?	7
Are the risk factors for the Portfolios similar?	7
How do the Portfolios’ fees and expenses compare?	8
What will be the primary federal tax consequences of the Reorganization?	9
COMPARISON OF THE PORTFOLIOS	10
What are the principal risks of investing in each Portfolio?	10
Are there any other risks of investing in each Portfolio?	14
How do the Portfolios’ investment objectives and principal investment strategies compare?	15
How do the Portfolios’ portfolio turnover rates compare?	16
How do the Portfolios’ performance records compare?	16
Who will be the adviser, subadviser and portfolio manager of my Portfolio after the Reorganization? What will the management fee be after the Reorganization?	18
INFORMATION ABOUT THE REORGANIZATION	21
Reasons for the Reorganization	21
Agreement and Plan of Reorganization	22
Federal Income Tax Consequences	23
Pro Forma Capitalization	24
Distribution of Shares	25
Purchase and Redemption Procedures	26
Exchange Privileges	26
Dividend Policy	26
Tax Information	26
Payments to Insurance Companies and Their Affiliates	26
COMPARATIVE INFORMATION ON SHAREHOLDERS’ RIGHTS	27
Form of Organization	27
Capitalization	27
Shareholder Liability	27
Shareholder Meetings and Voting Rights	28
Liquidation	28
Liability and Indemnification of Trustees	29
VOTING INFORMATION CONCERNING THE MEETING	30
Shareholder Information	32
Control Persons and Principal Holders of Securities	32
FINANCIAL STATEMENTS AND EXPERTS	32
LEGAL MATTERS	32
ADDITIONAL INFORMATION	33
OTHER BUSINESS	33
Exhibit A—Form of Agreement and Plan of Reorganization	A-1
Exhibit B—Additional Information Regarding MIST Portfolio Following the Reorganization	B-1

SUMMARY

THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES OF THE REORGANIZATION. IT MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND THE REORGANIZATION, YOU SHOULD READ THIS ENTIRE PROSPECTUS/PROXY STATEMENT AND THE EXHIBIT.

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectuses and Statements of Additional Information relating to the Portfolios and the form of the Agreement and Plan of Reorganization (the “Plan”), which is attached to this Prospectus/Proxy Statement as Exhibit A.

Why is the Reorganization being proposed?

The Reorganization is part of a restructuring designed to eliminate the offering of overlapping funds in the MetLife families of funds with similar investment objectives and similar principal investment strategies and that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. The proposed Reorganization will allow shareholders of MSF Portfolio to continue to own a fund that is identical in style, with a greater amount of combined assets. Both MSF Portfolio and MIST Portfolio are currently sold to separate accounts of the Insurance Companies to fund benefits under the Contracts. However, MSF Portfolio’s current expense structure limits its ability to be offered widely as an investment option under the Contracts. In contrast, MIST Portfolio’s expense structure allows it to be offered widely as an investment option under the Contracts. Consequently, the Adviser has recommended that MSF Portfolio be merged into MIST Portfolio so that the shareholders of MSF Portfolio may benefit from greater operating efficiencies that may be realized as asset levels increase because MIST Portfolio has the potential to be offered more widely than MSF Portfolio, which may result in additional operating efficiencies being realized by MIST Portfolio following the Reorganization. The Adviser also has recommended certain changes to MIST Portfolio that would result in MIST Portfolio, after the Reorganization, having the same subadviser, identical investment objectives and identical principal investment strategies as MSF Portfolio. Specifically, OppenheimerFunds, Inc. (“Oppenheimer”), the subadviser to MSF Portfolio, is expected to become the subadviser to MIST Portfolio immediately after the Reorganization, and MIST Portfolio is expected to change its investment objective and principal investment strategies to mirror those of MSF Portfolio. Following the Reorganization, MIST Portfolio is expected to be renamed the Oppenheimer Global Equity Portfolio. Although MIST Portfolio’s management fees and total annual operating expenses after the Reorganization are expected to be higher than MSF Portfolio’s management fees and total annual operating expenses prior to the Reorganization, the management fees and total annual operating expenses of MSF Portfolio following the Reorganization will continue to be below the median of MSF Portfolio’s Lipper peers. Moreover, Oppenheimer has agreed to pay all of the costs of the Meeting and any adjourned session, all of the costs associated with this proxy solicitation and all of the expenses incurred in connection with the preparation of this Prospectus/Proxy Statement and any of its enclosures. Accordingly, the Board of Trustees of MSF believes that the Reorganization is in the best interests of MSF Portfolio.

What are the key features of the Reorganization?

The Plan sets forth the key features of the Reorganization. For a complete description of the Reorganization, see Exhibit A. The Plan generally provides for the following:

•	the in-kind transfer of all of the assets of MSF Portfolio to MIST Portfolio in exchange for Class A, Class B and Class E shares of MIST Portfolio;

•	the assumption by MIST Portfolio of all of the liabilities of MSF Portfolio;

•	the liquidation of MSF Portfolio by distribution of Class A, Class B and Class E shares of MIST Portfolio to MSF Portfolio’s Class A, Class B and Class E shareholders, respectively; and

•	the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

The Reorganization is expected to be completed on or about April 29, 2013.

After the Reorganization, what shares of MIST Portfolio will I own?

If you own Class A, Class B or Class E shares of MSF Portfolio, you will own Class A, Class B or Class E shares of MIST Portfolio, respectively. The new shares you receive will have the same total value as your shares of MSF Portfolio as of the close of business on the day immediately prior to the Reorganization.

How will the Reorganization affect me?

MIST Portfolio has the potential to be offered more widely than MSF Portfolio, which may result in additional operating efficiencies being realized by MIST Portfolio following the Reorganization. MIST Portfolio’s total annual operating expenses, before and after fee waivers, are currently higher than MSF Portfolio’s total annual operating expenses. Following the Reorganization, on a pro forma basis MIST Portfolio’s total annual operating expenses, before and after fee waivers, are expected to be higher than MSF Portfolio’s total annual operating expenses prior to the Reorganization. Also following the Reorganization, on a pro forma basis MIST Portfolio’s total annual operating expenses, before and after fee waivers, are expected to be lower than MIST Portfolio’s respective total annual operating expenses, before and after fee waivers, prior to the Reorganization. Although MIST Portfolio’s management fees and total annual operating expenses after the Reorganization are expected to be higher than MSF Portfolio’s management fees and total annual operating expenses prior to the Reorganization, the management fees and total annual operating expenses of MSF Portfolio following the Reorganization will continue to be below the median of MSF Portfolio’s Lipper peers. In addition, the Insurance Companies have agreed to reduce Contract charges that apply to the value of your Contract invested in MIST Portfolio as a result of the Reorganization down to the expense ratio for the class of shares of MSF Portfolio you currently own that is in effect at the time of the Reorganization. As a result, current shareholders of MSF Portfolio are not expected to pay more in combined operating expenses and Contract charges as a result of the Reorganization.

The Reorganization will not affect your Contract rights. The value of your Contract will remain the same immediately following the Reorganization. MIST Portfolio will sell its shares on a continuous basis at net asset value only to Insurance Companies. Each Insurance Company will keep the same separate account. Your Contract values will be allocated to the same separate account and that separate account will invest in MIST Portfolio after the Reorganization. After the Reorganization, your Contract values will depend on the performance of MIST Portfolio rather than on that of MSF Portfolio. Neither MSF Portfolio, MIST Portfolio nor their respective shareholders will bear any costs of the Meeting or any adjourned session, any of the costs associated with this proxy solicitation or any of the expenses incurred in connection with the preparation of this Prospectus/Proxy Statement or any of its enclosures. All of these costs and expenses will be paid by Oppenheimer, the subadviser to MSF Portfolio, that is expected to be appointed as the new subadviser to manage MIST Portfolio immediately after the Reorganization.

Although MSF Portfolio and MIST Portfolio are expected to have identical investment objectives and principal investment strategies after the Reorganization, some of the securities held by MIST Portfolio may need to be sold in connection with the Reorganization for the purpose of complying with the anticipated investment policies or limitations of MIST Portfolio after the Reorganization. If such sales occur, the transaction costs will be borne by MIST Portfolio. Such costs are ultimately borne by the Portfolio’s shareholders but they are not expected to have a material effect on the value of your Contract.

Like MSF Portfolio, MIST Portfolio will declare and pay dividends from net investment income and will distribute net realized capital gains, if any, to the Insurance Company separate accounts (not to you) once a year. These dividends and distributions will continue to be reinvested by your Insurance Company in additional Class A, Class B and Class E shares, as applicable, of MIST Portfolio.

Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way?

The Reorganization will not affect your right to purchase and redeem shares, to change among the Insurance Company’s separate account options, to annuitize, or to receive distributions as permitted by your Contract. After the Reorganization, you will be able under your current Contract to purchase additional Class A, Class B or Class E shares, as applicable, of MIST Portfolio. For more information, see “Purchase and Redemption Procedures,” “Exchange Privileges” and “Dividend Policy” below.

How do the Trustees recommend that I vote?

The Board of Trustees of MSF, including the Trustees who are not “interested persons” of MSF (the “Independent Trustees”), as such term is defined in the 1940 Act, has concluded that the Reorganization would be in the best interests of MSF Portfolio and that the interests of the shareholders of MSF Portfolio would not be diluted as a result of the Reorganization. Accordingly, the Trustees have submitted the Plan for the approval of the shareholders of MSF Portfolio.

THE TRUSTEES RECOMMEND THAT YOU VOTE FOR THE PROPOSED REORGANIZATION

The Board of Trustees of MIST has also approved the Plan on behalf of MIST Portfolio.

Who will be the adviser and subadviser of my Portfolio after the Reorganization?

MetLife Advisers serves as the investment adviser to both Portfolios, Oppenheimer serves as the subadviser to MSF Portfolio and Templeton Global Advisors Limited (“Templeton”) serves as the subadviser to MIST Portfolio. Following the Reorganization, MetLife Advisers will continue to serve as the investment adviser to MIST Portfolio and Oppenheimer is expected to become the subadviser to MIST Portfolio.

For more information, see “Comparison of the Portfolios—Who will be the adviser, subadviser and portfolio manager of my Portfolio after the Reorganization? What will the management fee be after the Reorganization?”

How do the Portfolios’ investment objectives and principal investment strategies compare?

Effective immediately after the Reorganization, Oppenheimer, the subadviser to MSF Portfolio, is expected to assume responsibility for the day to day management of MIST Portfolio. As of that time, MIST Portfolio is expected to change its investment objective and principal investment strategies. As a result, MIST Portfolio, after the Reorganization, is expected to have the same subadviser and identical investment objectives and principal investment strategies as those of MSF Portfolio.

For more information, see “Comparison of the Portfolios—How do the Portfolios’ investment objectives and principal investment strategies compare?”

Are the risk factors for the Portfolios similar?

Yes. The risk factors are expected to be identical due to the identical investment objective and principal investment strategies of MIST Portfolio, after the Reorganization, and MSF Portfolio.

For more information, see “Comparison of the Portfolios—What are the principal risks of investing in each Portfolio?” and “Comparison of the Portfolios—Are there any other risks of investing in each Portfolio?”

How do the Portfolios’ fees and expenses compare?

Both Portfolios offer three classes of shares (Class A, Class B and Class E). You will not pay any initial or deferred sales charge in connection with the Reorganization.

The following tables allow you to compare the various fees and expenses that you may pay for buying and holding Class A, Class B and Class E shares of each of the Portfolios. The information provided for “MIST Portfolio (Pro Forma)” shows you what fees and expenses are estimated to be assuming the Reorganization takes place.

The amounts for the Class A, Class B and Class E shares of MSF Portfolio and MIST Portfolio set forth in the following table and in the example are based on the expenses for each Portfolio’s Class A, Class B and Class E shares for the twelve month period ended June 30, 2012. The amounts for Class A, Class B and Class E shares of MIST Portfolio (Pro Forma) set forth in the following table and example are based on what expenses of MIST Portfolio would have been for the period ended June 30, 2012, had the Reorganization taken place as of July 1, 2011. In addition, the Insurance Companies have agreed to reduce Contract charges applicable to MSF Portfolio shares exchanged for MIST Portfolio shares down to the expense ratio for the class of shares of MSF Portfolio you currently own that is in effect at the time of the Reorganization, plus the value of reinvested dividends and additional investments in MIST Portfolio.

THESE TABLES DO NOT REFLECT THE CHARGES AND FEES ASSESSED BY THE INSURANCE COMPANY UNDER YOUR CONTRACT. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	MSF Portfolio			MIST Portfolio						MIST Portfolio (Pro Forma)
	Class A	Class B	Class E	Class A		Class B		Class E		Class A		Class B		Class E
Management Fees	0.53%	0.53%	0.53%	0.68%		0.68%		0.68%		0.67%		0.67%		0.67%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.15%	None		0.25%		0.15%		None		0.25%		0.15%
Other Expenses	0.09%	0.09%	0.09%	0.12%		0.12%		0.12%		0.08%		0.08%		0.08%

Total Annual Portfolio Operating Expenses	0.62%	0.87%	0.77%	0.80%		1.05%		0.95%		0.75%		1.00%		0.90%
Contractual Fee/Expense Waiver	None	None	None	(0.02	%)(a)	(0.02	%)(a)	(0.02	%)(a)	(0.04	%)(b)	(0.04	%)(b)	(0.04	%)(b)

Total Annual Portfolio Operating Expenses After Fee/Expense Waiver	0.62%	0.87%	0.77%	0.78%		1.03%		0.93%		0.71%		0.96%		0.86%

(a)	MetLife Advisers has contractually agreed, for the period April 30, 2012 through April 30, 2013, to waive fees or reimburse expenses (other than acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principals and any extraordinary expenses) so as to limit Total Annual Operating Expenses (other than acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and any extraordinary expenses) to 0.80% for Class A shares, to 1.05% for Class B shares and 0.95% for Class E shares. This arrangement may be modified or discontinued prior to April 30, 2013, only with the approval of the Board of Trustees of MIST Portfolio. MetLife Advisers has contractually agreed, for the period from April 30, 2012 through April 30, 2013 to waive a portion of the management fee reflecting the difference, if any, between the subadvisory fee payable by MetLife Advisers to Templeton Global Advisors Limited that is calculated based solely on the assets of the Portfolio and the fee that is calculated when the Portfolio’s assets are aggregated with those of certain other portfolios. This arrangement may be modified or discontinued prior to April 30, 2013, only with the approval of the Board of Trustees of MIST Portfolio.

(b)	MetLife Advisers has contractually agreed, for the period April 29, 2013 through April 30, 2014, to reduce the Management Fee for each Class of MIST Portfolio to the annual rate of 0.630% for amounts over $462.5 million but less than $550 million of MIST Portfolio’s average daily net assets, 0.590% for the next $500 million of MIST Portfolio’s average daily net assets, and 0.565% for amounts over $1.05 billion. This arrangement may be modified or discontinued prior to April 30, 2014, only with the approval of the Board of Trustees of the Portfolio.

The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in MSF Portfolio versus MIST Portfolio and MIST Portfolio (Pro Forma), which assumes the Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same and that all expense limitations and fee waivers remain in effect through the specified period. The examples do not reflect the waiver of certain Contract charges by the Insurance Companies. The examples are for illustration only, and your actual costs may be higher or lower.

THE EXAMPLES DO NOT REFLECT THE FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

Examples of Portfolio Expenses

MSF Portfolio
	One Year	Three Years	Five Years	Ten Years
Class A	$63	$199	$346	$774
Class B	$89	$278	$482	$1,073
Class E	$79	$246	$428	$954

MIST Portfolio
	One Year	Three Years	Five Years	Ten Years
Class A	$80	$253	$442	$988
Class B	$105	$332	$577	$1,281
Class E	$95	$301	$524	$1,165

MIST Portfolio (Pro Forma)
	One Year	Three Years	Five Years	Ten Years
Class A	$73	$236	$413	$927
Class B	$98	$314	$549	$1,221
Class E	$88	$283	$495	$1,104

What will be the primary federal tax consequences of the Reorganization?

Prior to and as a condition to the closing of the Reorganization, MSF Portfolio and MIST Portfolio will have received an opinion from the law firm of Sullivan & Worcester LLP that, while the matter is not entirely free from doubt: (1) no gain or loss will be recognized by MSF Portfolio or the separate accounts through which each Insurance Company owns its shares (“Record Holders”) for federal income tax purposes as a result of receiving shares of MIST Portfolio in connection with the Reorganization; (2) the holding period and aggregate tax basis of the shares of MIST Portfolio that are received by the Record Holders of MSF Portfolio will be the same as the holding period and aggregate tax basis of the shares of MSF Portfolio previously held by such Record Holders, provided that such shares of MSF Portfolio are held as capital assets; (3) the holding period and tax basis of the assets of MSF Portfolio in the hands of MIST Portfolio as a result of the Reorganization will be the same as the holding period and tax basis of such assets in the hands of MSF Portfolio immediately prior to the Reorganization; and (4) no gain or loss will be recognized by MIST Portfolio upon the receipt of the assets of MSF Portfolio in exchange for shares of MIST Portfolio and the assumption by MIST Portfolio of MSF Portfolio’s liabilities.

COMPARISON OF THE PORTFOLIOS

What are the principal risks of investing in each Portfolio?

An investment in each Portfolio is subject to certain risks. There is no assurance that the investment performance of either Portfolio will be positive or that the Portfolios will meet their investment objectives. Immediately after the Reorganization, it is anticipated that Oppenheimer will take over the day-to-day management of MIST Portfolio. It also is anticipated that the principal investment strategies of MIST Portfolio are expected to be changed immediately after the Reorganization, resulting in their being identical to those of MSF Portfolio. As a result, the risk factors of the Portfolios are anticipated to be identical after the Reorganization. The following discussion highlights the principal risks associated with investment in each of the Portfolios.

Market Risk

A Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by a Portfolio’s subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its subadviser underweights markets or industries where there are significant returns, and could lose value if the subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities.

Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of a Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. During periods of extreme market volatility, prices of securities may be negatively impacted due to imbalances between market participants seeking to sell particular securities or similar securities and market participants willing or able to buy such securities. As a result, the market price of a security held by a Portfolio could decline at times without regard to the financial condition of or specific events impacting the issuer of the security.

Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on a Portfolio’s shares.

Foreign Investment Risk

Investments in foreign securities, including depositary receipts, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect a Portfolio’s performance.

Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.

Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, a Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, a Portfolio may have more limited recourse against an issuer than it would in the United States.

The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

To the extent a Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio’s foreign currency or securities holdings. Although a Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.

Emerging Markets Risk

Investments in emerging markets are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries. Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose confiscatory taxes on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will.

The securities markets in emerging market countries tend to be smaller and less mature than those in developed countries, and they may experience lower trading volumes. As a result, investments in emerging market securities may be more illiquid and their prices more volatile than investments in developed countries.

The fiscal and monetary policies of emerging market countries may result in high levels of inflation or deflation or currency devaluation. As a result, investments in emerging market securities may be subject to abrupt and severe price changes.

Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category may be out of favor with investors.

If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.

Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Investment Style Risk

Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.

Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by a Portfolio’s subadviser may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

Derivatives Risk

A Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase a Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.

When a derivative or other instrument is used as a hedge against an offsetting position that a Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent a Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Due to their complexity, derivatives may not perform as intended. As a result, a Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. A Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses.

Derivative transactions may involve leveraging risk, which means adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Portfolio uses derivatives for leverage, investments in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes.

The Portfolios currently claim an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), which means that it is not subject to registration or regulation as a commodity pool operator under the CEA. On February 9, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted amendments to its rules that, upon effectiveness, may affect the Portfolio’s ability to continue to claim this exclusion. Under the amended CFTC rules, a Portfolio claiming the exclusion would be limited in its ability to use certain derivatives, such as futures, certain options, and swaps, after the effectiveness of the amended rules. If a Portfolio’s use of derivatives would prevent it from claiming the exclusion, then MetLife Advisers and/or the Portfolio’s subadviser would be subject to registration and regulation in its capacity as the Portfolio’s commodity pool operator, and the Portfolio would be subject to regulation under the CEA. A Portfolio may incur additional expense as a result of the CFTC’s registration and regulation obligations and its use of certain derivatives and other instruments may be limited or restricted.

Convertible Securities Risk

Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. The value of a convertible security will tend to be more susceptible to fixed income security related risks (e.g., interest rate risk and credit risk) when the price of the underlying security is less than the price at which the convertible security may be converted into an equity security. Conversely, the value of a convertible security will tend to be more susceptible to equity security related risks (e.g., market risk) when the price of the underlying security is greater than the price at which the convertible security may be converted into an equity security. An issuer of convertible securities may have the right to buy back the securities at a time and a price that is disadvantageous to a Portfolio.

Forward Commitment, When Issued and Delayed Delivery Securities Risk

Investments in forward commitments and when-issued and delayed delivery securities are subject to the risk that the value of the securities a Portfolio is obligated to purchase may decline below the agreed upon purchase price before the securities are actually issued or delivered. Due to fluctuations in the value of the securities a Portfolio is obligated to purchase, the yield obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually issued or delivered. The issuance of some when-issued securities also may be contingent upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring, which may increase the risk that they could decline in value by the time they are actually issued. Investments in forward commitments and when-issued and delayed delivery securities also may subject a Portfolio to leveraging risk.

Are there any other risks of investing in each Portfolio?

Although not principal risks, MSF Portfolio, and MIST Portfolio following the Reorganization, also may be subject to the risks described below.

Credit and Counterparty Risk

The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Although securities issued or guaranteed by the U.S. Government are generally considered to be subject to a relatively low amount of credit risk, most securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. If a Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.

A Portfolio may also be subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. If a Portfolio engages in transactions with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

Interest Rate Risk

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise. The interest earned on a Portfolio’s investments in fixed income securities may decline when prevailing interest rates decline.

Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of a Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price.

Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. A Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if a Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.

Leveraging Risk

Derivatives and other transactions in which a Portfolio engages may give rise to a form of leverage. Transactions that may give rise to leverage include, among others, swap agreements, futures contracts, short sales, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. Leveraging may cause a Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging may expose a Portfolio to losses in excess of the amounts invested or borrowed. A Portfolio will segregate or “earmark” liquid assets on its books in an amount sufficient to cover its obligations under the transaction that gives rise to leveraging risk. The use of leverage may cause a Portfolio to liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

How do the Portfolios’ investment objectives and principal investment strategies compare?

Following the Reorganization, it is anticipated that Oppenheimer will become the subadviser to MIST Portfolio. In connection with this subadviser change, the investment objective and principal investment strategies of MIST Portfolio are expected to be changed, resulting in their being identical to those of MSF Portfolio. The following table sets forth the investment objectives and principal investment strategies of MSF Portfolio and MIST Portfolio after the Reorganization.

Investment Objective	Capital appreciation.

Principal Investment Strategies	Oppenheimer invests under normal circumstances at least 80% of the Portfolio’s assets in equity securities (primarily common stock) of U.S. and foreign-based companies. Equity securities also include preferred stocks and securities convertible into common or preferred stocks. The Portfolio can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the Portfolio currently emphasizes its investments in developed markets such as the United States, Western European countries and Japan. The Portfolio does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid- and large-cap companies.

The Portfolio is not required to allocate its investments in any set percentages in any particular country. The Portfolio normally will invest in at least three countries (one of which may be the United States). Typically, the Portfolio invests in a number of different countries.

The Portfolio may also invest in derivatives, forward commitments, and when-issued and delayed delivery securities.

Stock Selection

In selecting securities for the Portfolio, Oppenheimer looks primarily for foreign and U.S. companies with high growth potential. Oppenheimer uses fundamental analysis of a company’s financial statements, management structure, operations and product development, and industry position. Oppenheimer evaluates factors affecting particular industries, market trends and general economic conditions.

Oppenheimer considers overall and relative economic conditions in U.S. and foreign markets, and seeks broad portfolio diversification in different countries to help moderate the special risks of foreign investing. Oppenheimer currently focuses on the factors below (which may vary in particular cases and may change over time), looking for:

•	Growth oriented companies.

•	Companies that stand to benefit from global growth trends at attractive valuations.

•	Companies with strong competitive positions and high demand for their products or services.

•	Cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

In applying these and other selection criteria, Oppenheimer considers the effect of worldwide trends on the growth of various business sectors. The trends, or global “themes,” currently considered include development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes.

Although MSF Portfolio and MIST Portfolio are expected to have identical investment objectives and principal investment strategies after the Reorganization, some of the securities held by MIST Portfolio may need to be sold in connection with the Reorganization for the purpose of complying with the anticipated investment policies or limitations of MIST Portfolio after the Reorganization. If such sales occur, the transaction costs will be borne by MIST Portfolio. Such costs are ultimately borne by the Portfolio’s shareholders but they are not expected to have a material effect on the value of your Contract.

How do the Portfolios’ portfolio turnover rates compare?

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, MSF Portfolio’s and MIST Portfolio’s portfolio turnover rates were 12% and 23.2%, respectively, of the average value of their portfolios.

How do the Portfolios’ performance records compare?

The following charts show how the Class A, Class B and Class E shares of each Portfolio, as applicable, have performed in the past. Past performance is not an indication of future results. Effective May 1, 2005, Oppenheimer became the subadviser to MSF Portfolio, and MSF Portfolio also changed its investment objective and principal investment strategies. Therefore, the performance information set forth below for MSF Portfolio prior to that date is attributable to MSF Portfolio’s previous investment subadviser. Immediately after the Reorganization, Oppenheimer is expected to become the subadviser to MIST Portfolio. Therefore, the performance information set forth below for MIST Portfolio reflects the management of MIST Portfolio’s prior subadviser and not that of Oppenheimer using the investment strategies that are expected to be employed by Oppenheimer following the Reorganization.

PAST PERFORMANCE DOES NOT REFLECT THE FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

The bar charts below show the performance of MSF Portfolio’s Class A shares for the last ten calendar years, MIST Portfolio’s Class A shares for each full calendar year since inception and indicates how each Portfolio has varied from year to year. These charts include the effects of Portfolio expenses. MSF Portfolio and MIST Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

Year-by-Year Total Return as of December 31 of Each Year

MSF Portfolio Class A Shares

Highest Quarter:            2nd – 2009             23.32%

Lowest Quarter:            4th – 2008             -21.80%

MIST Portfolio Class A Shares

Highest Quarter:            3rd – 2009             19.41%

Lowest Quarter:            3rd – 2011             -20.42%

The next set of tables lists the average annual total return of the Class A, Class B and Class E shares of MSF Portfolio for the one-, five- and ten-year periods and since inception (ended December 31, 2011) and Class A, Class B and Class E shares of MIST Portfolio for the one-year period and since inception (ended December 31, 2011). These tables include the effects of portfolio expenses and compare each Portfolio’s average annual compounded total returns for each class with index returns. A description of the relevant index can be found following the table. It is not possible to invest directly in an index.

Average Annual Total Return as of December 31, 2011

MSF Portfolio	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A shares	-8.24%	-1.01%	5.09%	—	—
Class B shares	-8.40%	-1.28%	N/A	4.71%	4-26-04
Class E shares	-8.39%	-1.18%	4.94%	—	—
MSCI World Index (reflects no deduction for mutual fund fees or expenses)	-5.54%	-2.37%	3.62%	—	—

MIST Portfolio	1 Year	Since Inception	Inception Date
Class A shares	-6.61%	-3.12%	4-28-08
Class B shares	-6.90%	-3.36%	4-28-08
Class E shares	—	-15.26%	4-26-11
MSCI World Index (reflects no deduction for mutual fund fees or expenses)	-5.54%	-4.41%*

*	Index performance is from 4-28-08.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed markets. The MSCI World Index returns reflect the reinvestment of dividends net of applicable non-U.S. withholding taxes.

For a detailed discussion of the manner of calculating total return, please see the Statement of Additional Information for MIST Portfolio. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders’ accounts.

Important information about MIST Portfolio is also contained in management’s discussion of MIST Portfolio performance which appears in the most recent Annual Report of MIST relating to MIST Portfolio.

Who will be the adviser, subadviser and portfolio manager of my Portfolio after the Reorganization? What will the management fee be after the Reorganization?

Management of the Portfolios

The overall management of MSF Portfolio and of MIST Portfolio is the responsibility of, and is supervised by, the Board of Trustees of MSF and the Board of Trustees of MIST, respectively.

Adviser

MetLife Advisers, LLC is the investment manager for MSF Portfolio and MIST Portfolio. Following the Reorganization, MetLife Advisers will continue to serve as the investment manager to MIST Portfolio. MetLife Advisers selects and pays the fees of the subadviser for each Portfolio and monitors the subadviser’s investment program. MetLife Investors Group, Inc., an affiliate of MetLife, owns all of the outstanding common shares of MetLife Advisers.

Facts about MetLife Advisers:

•	MetLife Advisers is an affiliate of MetLife.

•

MetLife Advisers manages a family of investment portfolios sold to separate accounts of MetLife and its affiliates to fund variable life insurance contracts and variable annuity certificates and contracts, with assets of approximately $132.68 billion as of September 30, 2012.

•	MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116.

MSF and MIST each rely on an exemptive order from the SEC that permits MetLife Advisers to enter into a new subadvisory agreement with either a current or a new subadviser that is not an affiliate of MetLife Advisers or MSF or MIST, as the case may be, without obtaining shareholder approval. The Trustees of MSF or MIST, as applicable, must approve any new subadvisory agreements entered into in reliance on the exemptive order, and MSF and MIST must comply with certain other conditions set forth in the order.

The exemptive order also permits MSF and MIST to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after certain events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Trustees of MSF or MIST, as applicable. MSF and MIST, as applicable, will notify shareholders of any subadviser changes and any other event of which notification is required under the exemptive order.

Subadviser

Templeton serves as the investment subadviser to MIST Portfolio. Oppenheimer serves as the investment subadviser to MSF Portfolio and, immediately after the Reorganization, Oppenheimer is expected to become the investment subadviser to MIST Portfolio. In connection with the change in investment subadviser, MIST Portfolio’s name is expected to be changed to the Oppenheimer Global Equity Portfolio.

Facts about the Oppenheimer:

•	Oppenheimer is wholly owned by Oppenheimer Acquisition Corporation, a holding company controlled by Massachusetts Mutual Life Insurance Company.

•	Oppenheimer had assets under management of approximately $186.4 billion as of September 30, 2012.

•	Oppenheimer is located at Two World Financial Center, 225 Liberty Street—11th Floor, New York, NY 10281-1008.

Portfolio Management

The following member of Oppenheimer’s investment team is expected to manage MIST Portfolio after the Reorganization:

Rajeev Bhaman has managed MSF Portfolio since 2005. Mr. Bhaman has been with Oppenheimer since 1996. He is a Senior Vice President of Oppenheimer and a Portfolio Manager of various Oppenheimer funds.

Please refer to MSF’s Statement of Additional Information for information about the portfolio manager’s compensation, other accounts managed and ownership of securities in MSF Portfolio.

Management Fees

As compensation for its services to MIST Portfolio, MetLife Advisers receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.70% of the first $100 million of such assets plus 0.68% of such assets over $100 million up to $250 million plus 0.67% of such assets over $250 million up to $500 million plus 0.66% of such assets over $500 million up to $750 million plus 0.65% of such assets over $750 million. For the year ended December 31, 2011, MIST Portfolio paid MetLife Advisers an investment advisory fee of 0.68% of the Portfolio’s average daily net assets.

MetLife Advisers has contractually agreed, for the period from April 30, 2012 through April 30, 2013, to waive a portion of the management fee reflecting the difference, if any, between the subadvisory fee payable by MetLife Advisers to MIST Portfolio’s subadviser that is calculated based solely on the assets of MIST Portfolio and the fee that is calculated when MIST Portfolio’s assets are aggregated with those of certain other portfolios. This arrangement may be modified or discontinued prior to April 30, 2013.

MetLife Advisers has contractually agreed, for the period April 29, 2013 through April 30, 2014, to reduce the management fee for each Class of MIST Portfolio to the annual rate of 0.630% for amounts over $462.5 million but less than $550 million of MIST Portfolio’s average daily net assets, 0.590% for the next $500 million of MIST Portfolio’s average daily net assets, and 0.565% for amounts over $1.05 billion. This arrangement may be modified or discontinued prior to April 30, 2014, only with the approval of the Board of Trustees of the Portfolio.

In the interest of limiting expenses of the Portfolio until April 30, 2013, MetLife Advisers has entered into an expense limitation agreement with MIST (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, MetLife Advisers has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of MIST Portfolio, other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of MIST Portfolio’s business, acquired fund fees and expenses, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to 0.80%, 1.05% and 0.95% of average daily net assets for Class A, Class B and Class E shares, respectively, of the Portfolio.

MIST Portfolio may at a later date reimburse to MetLife Advisers the management fees waived or reduced and other expenses assumed and paid by MetLife Advisers during any of the previous five fiscal years pursuant to the Expense Limitation Agreement, provided MIST Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual operating expenses of MIST Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by MIST Portfolio will be made unless: (i) MIST Portfolio’s total annual operating expenses are less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by MIST’s Board of Trustees.

The total amount of reimbursement to which MetLife Advisers may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by MetLife Advisers and (ii) all other payments previously remitted by MetLife Advisers to MIST Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to MetLife Advisers with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by MetLife Advisers to MIST Portfolio.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization

The Reorganization is part of an overall plan to reduce the number of portfolios with overlapping investment objectives and policies in the families of funds which serve as funding vehicles for insurance contracts issued by the Insurance Companies and their affiliates. Reducing the number of overlapping portfolios is expected to eliminate some redundancy within the families of funds. Immediately after the Reorganization, the subadviser to MSF Portfolio is expected to assume responsibility for the day to day management of MIST Portfolio. As of that time, MIST Portfolio is expected to change its investment objective and principal investment strategies to mirror those of MSF Portfolio. As a result, MIST Portfolio, after the Reorganization, is expected to have the same subadviser, identical investment objectives and identical principal investment strategies as MSF Portfolio.

At a meeting held on November 12-13, 2012, all of the Trustees of MSF, including the Independent Trustees, considered and approved the Reorganization; they determined that the Reorganization was in the best interests of MSF Portfolio, and that the interests of existing shareholders of MSF Portfolio will not be diluted as a result of the Reorganization.

Before approving the Plan, the Trustees evaluated extensive information that was provided by the management of MSF Portfolio about the Portfolios and the terms of the proposed Reorganization. Management reviewed with the Trustees the expenses structures of MSF Portfolio and MIST Portfolio, noting that, unlike MIST Portfolio, MSF Portfolio’s current expense structure limits its ability to be offered widely as an investment option under the Contracts. In conjunction with the Reorganization, management recommended changes to MIST Portfolio’s subadviser, investment objective and principal investment strategies. They also discussed the differences between MSF Portfolio’s management fee and operating expenses and those of MIST Portfolio following the Reorganization. Although MIST Portfolio’s management fees and total annual operating expenses after the Reorganization are expected to be higher than MSF Portfolio’s management fees and total annual operating expenses prior to the Reorganization, the Trustees considered that the management fees and total annual operating expenses of MSF Portfolio following the Reorganization will continue to be below the median of MSF Portfolio’s Lipper peers. The Trustees also took into account the relative performance of the Portfolios.

The combination of two Portfolios which have identical investment objectives and principal investment strategies also is expected to result in operational efficiencies for MIST Portfolio following the Reorganization, although no assurance can be given that these efficiencies will be achieved.

In addition, the Trustees considered, among other things:

•	the terms and conditions of the Reorganization;

•	the fact that the Reorganization would not result in the dilution of the interests of the shareholders of MSF Portfolio;

•

the nature and the quality of the services that are provided by Oppenheimer and the fees and expenses of MSF Portfolio as compared to those of MIST Portfolio, and as compared to those of MSF Portfolio’s Lipper peers;

•	the fact that the Reorganization will allow the current shareholders of MSF Portfolio to own a fund with the potential for wider distribution that might result in additional operating efficiencies;

•	the fact that MSF Portfolio and MIST Portfolio after the Reorganization are expected to have identical investment objectives and principal investment strategies;

•

the fact that Oppenheimer will bear all of the costs of the Meeting and any adjourned session, all of the costs associated with this proxy solicitation and all of the expenses incurred in connection with the preparation of this Prospectus/Proxy Statement and any of its enclosures, and that no portion of these costs or expenses will be borne by MSF Portfolio, MIST Portfolio or their respective shareholders;

•	the anticipated transaction costs associated with the Reorganization;

•	the fact that MIST Portfolio will assume all of the liabilities of MSF Portfolio;

•	the fact that the Reorganization is expected to be a tax free transaction for federal income tax purposes; and

•	alternatives available to shareholders of MSF Portfolio, including the ability to exchange their shares for shares of other funds that are offered as investment options under their Contracts.

During their consideration of the Reorganization, the Trustees of MSF met with counsel to MSF and independent legal counsel to the Independent Trustees regarding the legal issues involved.

After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any particular benefit will in fact be realized, the Trustees of MSF concluded that the proposed Reorganization would be in the best interests of MSF Portfolio. Consequently, they approved the Plan and directed that the Plan be submitted to shareholders of MSF Portfolio for approval.

The Trustees of MIST, including the Trustees who are not “interested persons” of the Trust, as such term is defined in the 1940 Act, also considered and approved the Reorganization, including the Plan, on behalf of MIST Portfolio based upon determinations that the Reorganization is in the best interests of MIST Portfolio, and that the interests of the existing shareholders of MIST Portfolio would not be diluted as a result of the Reorganization. The Trustees also approved the appointment of Oppenheimer as subadviser to MIST Portfolio, effective April 29, 2013.

Agreement and Plan of Reorganization

The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Proxy Statement).

The Plan provides that all of the assets of MSF Portfolio will be acquired by MIST Portfolio in exchange for shares of MIST Portfolio and the assumption by MIST Portfolio of all of the liabilities of MSF Portfolio on or about April 29, 2013 or such other date as may be agreed upon by the parties (the “Closing Date”). MSF Portfolio will prepare an unaudited statement of its assets and liabilities as of the close of regular trading on the New York Stock Exchange (“NYSE”), usually at 4:00 p.m. Eastern time, on the business day immediately prior to the Closing Date (the “Valuation Date”).

On or prior to the Closing Date, MSF Portfolio will declare a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Portfolio’s Record Holders all of the Portfolio’s investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of the Portfolio’s net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

The number of full and fractional Class A, Class B and Class E shares of MIST Portfolio to be received by the Record Holders of MSF Portfolio will be determined by dividing the net asset value of the Class A, Class B and Class E shares of MIST Portfolio by the net asset value of one share of the corresponding class of MSF Portfolio. These computations will take place as of the Valuation Date. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

State Street Bank and Trust Company, the custodian for both Portfolios, will compute the value of each Portfolio’s respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of MIST Portfolio, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC’s Division of Investment Management.

As soon after the Closing Date as conveniently practicable, MSF Portfolio will liquidate and distribute pro rata to the Record Holders as of the close of business on the Valuation Date the full and fractional shares of MIST Portfolio received by MSF Portfolio. The liquidation and distribution will be accomplished by the establishment of accounts in the names of MSF Portfolio’s Record Holders on MIST Portfolio’s share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of MSF Portfolio due to MSF Portfolio’s Record Holders. All issued and outstanding shares of MSF Portfolio will be canceled. The shares of MIST Portfolio to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, MSF Portfolio will be terminated as a series of MSF.

The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval, as applicable, by MSF Portfolio’s shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including an opinion to the effect that, while the matter is not entirely free from doubt, the Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes. Notwithstanding approval of MSF Portfolio’s shareholders, the Plan may be terminated (a) by the mutual agreement of MSF Portfolio and MIST Portfolio or (b) at or prior to the Closing Date by either party (1) because of a material breach by the other party of any representation, warranty, covenant, or agreement contained in the Plan to be performed at or prior to the Closing Date, or (2) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

If the Reorganization is consummated, Oppenheimer will pay all of the costs of the Meeting and any adjourned session, all of the costs associated with this proxy solicitation (including the cost of any proxy-soliciting agent) and all of the expenses incurred in connection with the preparation of this Prospectus/Proxy Statement and any of its enclosures. If the Reorganization is not consummated, no portion of these costs or expenses will be borne directly or indirectly by MSF Portfolio, MIST Portfolio or their shareholders. MetLife Advisers or one of its affiliates will pay such costs and expenses.

If MSF Portfolio’s shareholders do not approve the Reorganization, the Trustees of MSF will consider other possible courses of action in the best interests of shareholders.

Federal Income Tax Consequences

The Reorganization is intended to qualify for federal income tax purposes as a tax free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of the Reorganization, MSF Portfolio and MIST Portfolio will receive an opinion from the law firm of Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations made by the Portfolios, for federal income tax purposes, upon consummation of the Reorganization, and while the matter is not entirely free from doubt:

(1)	The transfer of all of the assets of MSF Portfolio solely in exchange for shares of MIST Portfolio and the assumption by MIST Portfolio of the liabilities of MSF Portfolio, followed by the distribution of MIST Portfolio’s shares to the Record Holders of MSF Portfolio in dissolution and liquidation of MSF Portfolio, will constitute a “reorganization” within the meaning of section 368(a) of the Code, and MSF Portfolio and MIST Portfolio will each be a “party to a reorganization” within the meaning of section 368(b) of the Code;

(2)	No gain or loss will be recognized by MIST Portfolio upon the receipt of the assets of MSF Portfolio solely in exchange for the shares of MIST Portfolio and the assumption by MIST Portfolio of the liabilities of MSF Portfolio;

(3)	No gain or loss will be recognized by MSF Portfolio on the transfer of its assets to MIST Portfolio in exchange for MIST Portfolio’s shares and the assumption by MIST Portfolio of the liabilities of MSF Portfolio or upon the distribution (whether actual or constructive) of MIST Portfolio’s shares to MSF Portfolio’s Record Holders in exchange for their shares of MSF Portfolio;

(4)	No gain or loss will be recognized by MSF Portfolio’s Record Holders upon the exchange of their shares of MSF Portfolio for shares of MIST Portfolio in liquidation of MSF Portfolio;

(5)	The aggregate tax basis of the shares of MIST Portfolio received by each Record Holder of MSF Portfolio pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of MSF Portfolio held by such Record Holder immediately prior to the Reorganization, and the holding period of the shares of MIST Portfolio received by each Record Holder of MSF Portfolio will include the period during which the shares of MSF Portfolio exchanged therefor were held (provided that the shares of MSF Portfolio were held as a capital asset on the date of the Reorganization);

(6)	The tax basis of the assets of MSF Portfolio acquired by MIST Portfolio will be the same as the tax basis of such assets to MSF Portfolio immediately prior to the Reorganization, and the holding period of such assets in the hands of MIST Portfolio will include the period during which the assets were held by MSF Portfolio; and

(7)	MIST Portfolio will succeed to and take into account the capital loss carryovers, if any, of MSF Portfolio described in Section 381(c) of the Code. MIST Portfolio will take any capital loss carryovers into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax free reorganization under the Code, each Record Holder of MSF Portfolio would recognize a taxable gain or loss equal to the difference between its tax basis in its MSF Portfolio shares and the fair market value of the shares of MIST Portfolio it received. However, assuming each Contract that holds interests in a Record Holder is treated as a variable annuity for federal income tax purposes, each Contract Owner would not recognize taxable income in that event.

MIST Portfolio’s utilization after the Reorganization of any pre-Reorganization realized or built-in losses of MSF Portfolio to offset gains realized by MIST Portfolio could be subject to limitation in future years.

Pro Forma Capitalization

The following table sets forth the capitalization of MSF Portfolio and MIST Portfolio as of June 30, 2012 and the capitalization of MIST Portfolio on a pro forma basis as of that date, giving effect to the proposed acquisition of the assets and assumption of the liabilities of MSF Portfolio by MIST Portfolio at net asset value. The pro forma data reflects an exchange ratio of approximately 0.5978 Class A, 0.5975 Class B and 0.5992 Class E shares of MIST Portfolio for each Class A, Class B and Class E share of MSF Portfolio, respectively.

Capitalization of MSF Portfolio, MIST Portfolio and MIST Portfolio (Pro Forma)

	MSF Portfolio		MIST Portfolio		Adjustments		MIST Portfolio Pro Forma (After Reorganization)
Net Assets
Class A Class B Class E	$ $ $	375,435,409 237,961,802 10,853,474	$ $ $	301,436,979 145,046,542 21,078,902	— — —	* * *	$ $ $	676,872,388 383,008,344 31,932,376

Total Net Assets		$624,250,685		$467,562,423				$1,091,813,108

	MSF Portfolio		MIST Portfolio		Adjustments		MIST Portfolio Pro Forma (After Reorganization)
Net Asset Value Per Share
Class A Class B Class E	$ $ $	14.37 14.31 14.32	$ $ $	8.59 8.55 8.58			$ $ $	14.37 14.31 14.32

Shares Outstanding
Class A Class B Class E		26,128,187 16,629,956 757,810		35,094,053 16,962,013 2,456,041	(14,117,228 (6,825,986 (984,051	)(a) )(a) )(a)		47,105,012 26,765,983 2,229,800
Total Shares Outstanding		43,515,953		54,512,107	(21,927,265	)(a)		76,100,795

*	All of the costs of the Meeting and any adjourned session, all of the costs associated with this proxy solicitation and all of the expenses incurred in connection with the preparation of this Prospectus/Proxy Statement and any of its enclosures that are incurred by MSF Portfolio and MIST Portfolio will be paid by Oppenheimer.

(b)	Reflects change in shares outstanding due to issuance of Class A, Class B and Class E shares of MIST Portfolio in exchange for Class A, Class B and Class E shares, respectively, of MSF Portfolio based upon the net asset value of MSF Portfolio’s Class A, Class B and Class E shares at June 30, 2012.

The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Portfolio at the time of the Reorganization.

Distribution of Shares

All portfolios of MIST sell shares to the separate accounts of the Insurance Companies as a funding vehicle for the Contracts offered by the Insurance Companies. Expenses of MIST Portfolio are passed through to the Insurance Company’s separate accounts and are ultimately borne by Contract Owners. In addition, other fees and expenses are assessed by the Insurance Company at the separate account level. (The Insurance Company Contract Prospectus describes all fees and charges relating to a Contract.) MIST Portfolio may also offer shares to other separate accounts of other insurers if approved by the Board of Trustees of MIST.

MetLife Investors Distribution Company (“MID”), an affiliate of MetLife, serves as the distributor for MIST’s shares. The address of MID is 5 Park Plaza, Irvine, California 96214. MID and its affiliates distribute the Contracts, and MIST Portfolio’s shares underlying such Contracts, directly and through broker-dealers, banks or other financial intermediaries. The Portfolios currently offer Class A, Class B and Class E shares. Each Class bears its own distribution expenses, if any.

In the proposed Reorganization, shareholders of MSF Portfolio owning Class A, Class B or Class E shares will receive Class A, Class B or Class E shares, respectively, of MIST Portfolio. Class A shares are sold at net asset value without any initial or deferred sales charges and are not subject to distribution-related or shareholder servicing-related fees. No Rule 12b-1 plan has been adopted for the Class A shares of either Portfolio.

Class B and Class E shares of each Portfolio are sold at net asset value without any initial or deferred sales charges. A Rule 12b-1 plan has been adopted for the Class B and Class E shares of each Portfolio under which the Portfolio may pay for distribution-related expenses at an annual rate of 0.25% and 0.15%, respectively, of average daily net assets attributable to the Class.

In connection with the Reorganization, no sales charges are imposed. Certain sales or other charges are imposed by the Contracts for which MIST Portfolio serves as an investment vehicle. More detailed descriptions of the classes of shares and the distribution arrangements applicable to each class of shares are contained in the Prospectus and Statement of Additional Information relating to MIST Portfolio.

Purchase and Redemption Procedures

The Prospectus for your Contract describes the procedures for investing your purchase payments or premiums in shares of a Portfolio. No fee is charged by a Portfolio for selling (redeeming) shares. The Contract Prospectus describes whether an Insurance Company charges any fees for redeeming your interest in a Contract. A Portfolio buys or sells shares at net asset value per share of the Portfolio for orders received on a given day, and the Insurance Company uses this value to calculate the value of your interest in your Contract.

MID and its affiliates place orders for the purchase or redemption of shares of MIST Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contracts. Orders received before the close of trading on the New York Stock Exchange are effected at the net asset value per share for MIST Portfolio determined on that same date, without the imposition of any sales commission or redemption charge. Orders received after the close of trading on the New York Stock Exchange are effected at the net asset value per share for MIST Portfolio determined on the following business day, without the imposition of any sales commission or redemption charge. The Insurance Company uses this net asset value to calculate the value of your interest in your Contract.

Exchange Privileges

The Contract Prospectus indicates whether an Insurance Company charges any fees for moving your assets from one investment option to another. No fees for exchanges are charged by MIST.

Dividend Policy

Each Portfolio has the same distribution policy. Each Portfolio declares and distributes its dividends from net investment income, including any short-term capital gains, to the Insurance Company separate accounts at least once a year and not to you, the Contract Owner. These distributions are in the form of additional shares of stock and not cash. The result is that a Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. All net realized long- or short-term capital gains of each Portfolio are also declared and distributed once a year and reinvested in the Portfolio.

Each Portfolio has qualified, and MIST Portfolio intends to continue to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Portfolio must distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Portfolio distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its Record Holders, it is expected that a Portfolio will not be required to pay any federal income taxes on the amounts distributed to its Record Holders.

Tax Information

No discussion is included here as to the federal income tax consequences at the shareholder level because the separate accounts are the only Record Holders of the Portfolios’ shares. For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Insurance Companies and Their Affiliates

Neither Portfolio is sold directly to the general public but instead each Portfolio is offered as an underlying investment option for Contracts issued by Insurance Companies that are affiliated with the Portfolios and MetLife Advisers. As a result of these affiliations, the Insurance Companies may benefit more from offering a Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolios and their related companies may also make payments to the sponsoring Insurance Companies (or their affiliates) for distribution and/or other services. The benefits to the Insurance Companies of offering the Portfolios over unaffiliated portfolios and these payments may be factors that the Insurance Companies consider in including the Portfolios as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

COMPARATIVE INFORMATION ON SHAREHOLDERS’ RIGHTS

As Delaware statutory trusts, the operations of MSF and MIST are governed by their respective Agreements and Declarations of Trust and By-Laws, and applicable Delaware and federal law. Shareholders of MSF Portfolio who are entitled to instruct the Insurance Companies to vote at the Meeting may obtain a copy of MIST’s Agreement and Declaration of Trust and By-Laws, without charge, upon written or oral request to MIST at the address and telephone number set forth on the cover of this Prospectus/Proxy Statement. Any discussion of the “Trust” in this section refers to each of MSF and MIST and its Agreement and Declaration of Trust.

Form of Organization

As noted above, MSF and MIST are each organized as a Delaware statutory trust. MSF and MIST are both open-end management investment companies registered with the SEC under the 1940 Act, and each is organized as a “series company” as that term is used in Rule 18f-2 under the 1940 Act. The series of MSF consist of MSF Portfolio and other mutual funds of various asset classes; the series of MIST consist of MIST Portfolio and other mutual funds of various asset classes. MSF and MIST currently offer certain shares of their portfolios to insurance company separate accounts to serve as an investment vehicle for variable annuity contracts and variable life insurance policies issued by certain insurance companies. Each is governed by its applicable Agreement and Declaration of Trust, By-Laws, Board of Trustees and Delaware and federal law.

Capitalization

The beneficial interests in MSF are represented by an unlimited number of transferable shares of beneficial interest, $.00001 par value per share, of one or more series. The beneficial interests in MIST are represented by an unlimited number of transferable shares of beneficial interest, $.001 par value per share, of one or more series. The Agreement and Declaration of Trust of the Trust permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each Portfolio.

Shares of MSF Portfolio and MIST Portfolio are currently offered in three classes (Class A, Class B and Class E). Shares of each class of a Portfolio represent an equal pro rata interest in the Portfolio with each other share of that class. Shareholders of each Portfolio are entitled to receive dividends and other amounts as determined by the applicable Trustees.

Shareholder Liability

Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. To the extent that the Trust or a shareholder of the Trust is subject to the jurisdiction of courts in other states, it is possible that a court may not apply Delaware law and may thereby subject shareholders of the Trust to liability. To guard against this risk, the Agreement and Declaration of Trust of the Trust (a) provides that no shareholder shall be subject to any personal liability whatsoever in tort, contract or otherwise to any other person or persons in connection with the assets or the affairs of the Trust, or any Portfolio of the Trust, (b) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets and property of the Trust, or the particular Portfolio in question, as the case may be, and the obligation is not binding upon the shareholders of the Trust individually; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder individually; and (c) provides for indemnification out of the Trust’s property of any shareholder held personally liable for the obligations or liabilities of the Trust. Accordingly, the risk of a shareholder of the Trust incurring financial loss beyond that shareholder’s investment solely because of his or her status as a shareholder of the Trust is limited to circumstances in which: (1) the court refuses to apply Delaware law; (2) no contractual limitation of liability was in effect; and (3) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust’s business, and the nature of its assets, the risk of personal liability to a shareholder of the Trust solely because of his or her status as a shareholder is remote.

Shareholder Meetings and Voting Rights

Neither MSF on behalf of MSF Portfolio nor MIST on behalf of MIST Portfolio is required to hold annual meetings of shareholders and neither expects to do so. MSF and MIST are each required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Shareholders of each Portfolio vote separately, by Portfolio, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Portfolio. Shareholders of each Portfolio vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class. Cumulative voting is not permitted in the election of Trustees of MSF or of MIST.

Except when a larger quorum is required by applicable law or the applicable governing documents, with respect to each of MSF and MIST, 33 1/3% of the shares issued and outstanding constitutes a quorum for consideration of a matter at a shareholders’ meeting but any lesser number is sufficient for adjourned sessions. Except when a larger vote is required by applicable law or the applicable governing documents, when a quorum is present at any meeting of MSF or MIST, as the case may be, a majority (greater than 50%) of the shares voted is sufficient to act on a matter and a plurality of the shares voted is required to elect a Trustee.

A Trustee of MSF or MIST may be removed at any meeting of shareholders by a vote of two-thirds of the outstanding shares of MSF or MIST, as the case may be. In addition, a Trustee of MSF or MIST may be removed with or without cause at any time by written instrument signed by at least two-thirds of the number of Trustees of MSF or MIST, as the case may be, prior to such removal.

Under the Agreement and Declaration of Trust of the Trust, shareholders are entitled to one vote for each share, and a fractional vote for each fraction of a share, held as to any matters on which the share is entitled to vote.

The Agreement and Declaration of Trust of the Trust provides that unless otherwise required by applicable law (including the 1940 Act), the Board of Trustees may, without obtaining a shareholder vote: (1) cause the Trust to merge or consolidate with or into or transfer its assets and any liabilities to one or more trusts (or series thereof to the extent permitted by law), partnerships, associations, corporations or other business entities (including trusts, partnerships, associations, corporations or other business entities created by the Trustees to accomplish such merger or consolidation or transfer of assets and any liabilities) so long as the surviving or resulting entity is an investment company as defined in the 1940 Act, or is a series thereof, that will succeed to or assume the Trust’s registration under the 1940 Act and that is formed, organized, or existing under the laws of the United States or of a state, commonwealth, possession or colony of the United States, unless otherwise permitted under the 1940 Act, (2) cause any one or more Portfolio (or class) of the Trust to merge or consolidate with or into or transfer its assets and any liabilities to any one or more other Portfolio (or class) of the Trust, one or more trusts (or series or classes thereof to the extent permitted by law), partnerships, associations or corporations, (3) cause the shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law or (4) cause the Trust to reorganize as a corporation, limited liability company or limited liability partnership under the laws of Delaware or any other state or jurisdiction. Under the Agreement and Declaration of Trust of the Trust, the Trustees may also terminate the Trust, a Portfolio of the Trust, or a class of shares upon written notice to the shareholders of the Trust, such Portfolio or class, as the case may be.

Liquidation

In the event of the liquidation of MSF or MIST, a Portfolio, or a class of shares, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to MSF or MIST, the Portfolio or attributable to the class over the liabilities belonging to MSF or MIST, the Portfolio or attributable to the class, as applicable. The assets so distributable will be distributed among the shareholders in proportion to the number of shares of the Portfolio or class of a Portfolio held by them on the date of distribution.

Liability and Indemnification of Trustees

Under the Agreement and Declaration of Trust of the Trust, a Trustee is liable to any person in connection with the assets or affairs of the Trust or any Portfolio only for such Trustee’s own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. As provided in the Agreement and Declaration of Trust of the Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee (1) did not act in good faith in the reasonable belief that such Trustee’s action was in or not opposed to the best interests of the Trust; (2) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties as a Trustee; and (3) in a criminal proceeding, had reasonable cause to believe that his or her conduct was unlawful (collectively, “disabling conduct”). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of a quorum of those Trustees who are neither “interested persons” within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. A Portfolio may also advance money to a Trustee for expenses provided that the Trustee undertakes to repay the Portfolio if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

The foregoing is only a summary of certain characteristics of the operations of the Agreements and Declarations of Trust of MSF and MIST, their By-Laws and Delaware and federal law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Agreements and Declarations of Trust, By-Laws and Delaware and federal law directly for more complete information.

VOTING INFORMATION CONCERNING THE MEETING

This Prospectus/Proxy Statement is being sent to shareholders of MSF Portfolio in connection with a solicitation of voting instructions by the Trustees of MSF, to be used at the Meeting to be held at 10:00 a.m. Eastern time, February 22, 2013, at the offices of MetLife Advisers, 501 Boylston Street, Boston, Massachusetts 02116, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a voting instructions form, is first being mailed to shareholders of MSF Portfolio on or about January 4, 2013.

The Board of Trustees of MSF has fixed the close of business on November 30, 2012 as the record date (the “Record Date”) for determining the shareholders of MSF Portfolio entitled to receive notice of the Meeting and to give voting instructions, and for determining the number of shares for which such instructions may be given, with respect to the Meeting or any adjournment thereof. The Insurance Companies, through their separate accounts, own all of the shares of MSF Portfolio, and are the Record Holders of the Portfolio at the close of business on the Record Date. Each Insurance Company is entitled to be present and vote at the Meeting with respect to such shares of MSF Portfolio. Each Insurance Company has undertaken to vote its shares or abstain from voting its shares of MSF Portfolio for the Contract Owners of the Portfolio in accordance with voting instructions received on a timely basis from those Contract Owners. In connection with the solicitation of such voting instructions, each Insurance Company will furnish a copy of this Prospectus/Proxy Statement to Contract Owners.

The number of shares as to which voting instructions may be given under a Contract is determined by the number of full and fractional shares of MSF Portfolio held in a separate account with respect to that particular Contract. In voting for the Reorganization, each full share of MSF Portfolio is entitled to one vote and any fractional share is entitled to a fractional vote.

If you wish to give voting instructions, you may submit the voting instructions form included with this Prospectus/Proxy Statement, vote by telephone or over the Internet by following the instructions that appear on the voting instructions form or attend the Meeting in person and provide your voting instructions to the relevant

Insurance Company. Instructions on how to complete the voting instructions form or vote by telephone or over the Internet are included immediately after the Notice of Special Meeting.

If an enclosed voting instructions form is completed, executed and returned, it may nevertheless be revoked at any time before the Meeting by mailing a written revocation or later voting instructions form to MSF at 501 Boylston Street, Boston, Massachusetts 02116 or by re-voting by calling the Vote By Phone number provided on your voting instructions form or accessing www.proxy-direct.com. You may also attend the Meeting in person to revoke previously provided voting instructions and to provide new voting instructions.

Unless revoked, all valid voting instructions received in time to be voted at the Meeting will be voted, or the Insurance Company will abstain from voting, in accordance with such voting instructions. If the enclosed voting instructions form is properly executed and returned in time to be voted at the Meeting, the shares of beneficial interest represented by the voting instructions form will be voted, or the Insurance Company will abstain from voting, in accordance with the instructions marked on the returned voting instructions form.

•

Voting instructions forms which are properly executed and returned but are not marked with voting instructions will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.

Interests in Contracts for which no timely voting instructions are received will be voted, or the Insurance Company will abstain from voting, in the same proportion as the Insurance Company votes shares for which it has received voting instructions from other Contract Owners. MSF has been advised that shares of MSF Portfolio held in the general account or unregistered separate accounts of the Insurance Companies will be represented at the Meeting by the Record Holders and voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the other shares that are voted in proportion to such voting instructions. Neither the SEC nor the Insurance Company requires any specific minimum percentage of Contract Owners to vote in order for the Insurance Company to echo vote the remaining unvoted votes. The Insurance Company seeks to obtain a reasonable level of turnout given the particular voting trend. The Insurance Company may use various methods of encouraging Contract Owners to vote, including additional solicitations. The practice of echo voting means that a small number of Contract Owners may determine the outcome of a vote.

Approval of the Plan will require the affirmative vote of a majority of the shares of MSF Portfolio outstanding at the close of business on the Record Date. The term “majority of the outstanding shares” of MSF Portfolio means the lesser of (a) the holders of 67% or more of the shares of MSF Portfolio present at the Meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of MSF Portfolio. Abstentions will be counted for purposes of determining a quorum, but will not be included in the amount of shares voted. For this reason, abstentions will have the effect of a “no” vote for purposes of obtaining the requisite approval of the Plan. As of the Record Date, the shareholders of record of MSF Portfolio were the Insurance Companies. Since the Insurance Companies are the legal owners of the shares, attendance by the Insurance Companies at the Meeting will constitute a quorum under the Agreement and Declaration of Trust of MSF.

Voting instructions will be solicited primarily by mailing this Prospectus/Proxy Statement and its enclosures, but voting instructions may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers and employees of MetLife Advisers, its affiliates or other representatives of MSF (who will not be paid for their soliciting activities). In addition, proxy solicitations may be made by Computershare Fund Services, MSF’s proxy solicitor. The costs of engaging Computershare Fund Services are anticipated to be approximately $21,010. All of the proxy solicitation costs and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures will be paid by Oppenheimer. Neither MSF Portfolio, MIST Portfolio nor their respective shareholders will bear any costs associated with this proxy solicitation or any of the expenses incurred in connection with the preparation of this Prospectus/Proxy Statement or any of its enclosures.

If shareholders of MSF Portfolio do not vote to approve the Reorganization, the Trustees of MSF will consider other possible courses of action in the best interests of shareholders. If sufficient votes to approve the Reorganization are not received, the persons named as proxies on a proxy form sent to the Record Holders may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

A shareholder of MSF Portfolio who objects to the proposed Reorganization will not be entitled under either Delaware law or the Agreement and Declaration of Trust of MSF to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to the Record Holders or Contract Owners for federal income tax purposes. In addition, if the Reorganization is consummated, the rights of shareholders to transfer their account balances among investment options available under the Contracts or to make withdrawals under the Contracts will not be affected.

MSF does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of MSF at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by MSF in a reasonable period of time prior to that meeting.

The votes of the shareholders of MIST Portfolio are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

Shareholder Information

The Record Holders of MSF Portfolio on the Record Date will be entitled to be present and vote at the Meeting with respect to shares of MSF Portfolio owned as of the Record Date. As of the Record Date, the total number of shares of MSF Portfolio outstanding and entitled to vote was as follows:

Number of Shares
Class A	24,948,201.410
Class B	15,422,973.450
Class E	691,806.814

As of the Record Date, there were no shares of MIST Portfolio entitled to vote at the Meeting.

As of November 30, 2012, the officers and Trustees of MSF and the officers and Trustees of MSF beneficially owned as a group less than 1% of the outstanding shares of MSF Portfolio and MIST Portfolio, respectively.

Control Persons and Principal Holders of Securities

The Insurance Companies have advised MSF and MIST that as of November 30, 2012 there were no persons owning Contracts which would entitle them to instruct the Insurance Companies with respect to more than 5% of the shares of MSF Portfolio and MIST Portfolio, respectively.

All of the shares of MSF Portfolio and MIST Portfolio are held of record by the Insurance Companies for allocation to the corresponding investment divisions or sub-accounts of certain of their separate accounts. Shares of the Portfolios are not offered for direct purchase by the investing public. Because the Insurance Companies through their separate accounts own 100% of the shares of MSF Portfolio and MIST Portfolio, they may be deemed to be in control (as that term is defined in the 1940 Act) of the Portfolios. However, the Insurance Companies will vote their shares in accordance with instructions received from Contract Owners who are entitled to instruct the Insurance Companies how to vote their shares of MSF Portfolio.

FINANCIAL STATEMENTS AND EXPERTS

The Annual Report of each of MSF Portfolio (SEC File No. 811-03618) and MIST Portfolio (SEC File No. 811-10183) as of and for the year ended December 31, 2011, and the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference in the Registration Statement of which this Prospectus/Proxy Statement is a part. The financial statements and financial highlights for the periods indicated therein that have been incorporated by reference in the Registration Statement of which this Prospectus/Proxy Statement is a part have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports, which are incorporated by reference herein, and have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of MIST Portfolio will be passed upon by Sullivan & Worcester LLP.

ADDITIONAL INFORMATION

MSF and MIST are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, and at the SEC’s Regional Offices located at 3475 Lenox Road, NE, Suite 1000, Atlanta, GA 30326; 33 Arch Street, 23rd Floor, Boston, MA 02110; 175 W. Jackson Blvd., Suite 900, Chicago, IL 60604; 1801 California Street, Suite 1500, Denver, CO 80202; Burnett Plaza, Suite 1900, 801 Cherry Street, Unit 18, Fort Worth, TX 76102; 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036; 801 Brickell Avenue, Suite 1800, Miami, FL 33131; 3 World Financial Center, Suite 400, New York, NY 10281; 701 Market Street, Suite 2000, Philadelphia, PA 19106; 15 W. South Temple Street, Suite 1800, Salt Lake City, UT 84101; and 44 Montgomery Street, Suite 2600, San Francisco, CA 94104. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

OTHER BUSINESS

The Trustees of MSF do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

THE TRUSTEES OF MIST RECOMMEND APPROVAL OF THE PLAN AND ANY PROPERLY EXECUTED BUT UNMARKED VOTING INSTRUCTIONS WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.

December 19, 2012

Exhibit A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) dated as of             , by and among (i) Metropolitan Series Fund (the “Acquired Trust”), a Delaware statutory trust established under an Agreement and Declaration of Trust dated February 16, 2012 and in effect on the date hereof, on behalf of Oppenheimer Global Equity Portfolio (the “Acquired Portfolio”), a series of the Acquired Trust, (ii) Met Investors Series Trust (the “Acquiring Trust”), a Delaware statutory trust established under an Agreement and Declaration of Trust dated July 27, 2000, as amended and restated and in effect on the date hereof, on behalf of Met/Templeton Growth Portfolio (to be renamed Oppenheimer Global Equity Portfolio) (the “Acquiring Portfolio”), a series of the Acquiring Trust, and (iii), solely with respect to paragraph 9, MetLife Advisers, LLC (“MetLife Advisers”).

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Portfolio in exchange solely for shares of beneficial interest of the Acquiring Portfolio, the assumption by the Acquiring Portfolio of the liabilities of the Acquired Portfolio and the distribution of such shares of the Acquiring Portfolio to the shareholders of the Acquired Portfolio in liquidation of the Acquired Portfolio, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF ACQUIRED PORTFOLIO IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUIRING PORTFOLIO SHARES AND LIQUIDATION OF ACQUIRED PORTFOLIO.

1.1	Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein:

(a)	The Acquired Trust, on behalf of the Acquired Portfolio, will transfer and deliver to the Acquiring Portfolio, and the Acquiring Portfolio will acquire, all the assets of the Acquired Portfolio as set forth in paragraph 1.2;

(b)	The Acquiring Portfolio will assume all of the Acquired Portfolio’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date (as defined in paragraph 1.2 hereof), including without limitation any indemnification obligations of the Acquired Portfolio, including indemnification of the officers and trustees of the Acquired Portfolio in connection with their actions related to this transaction (collectively, the “Obligations”); and

(c)	The Acquiring Portfolio will issue and deliver to the Acquired Portfolio in exchange for such assets (i) the number of full and fractional shares of each class of shares of the Acquired Portfolio determined by dividing the net asset value of the respective class of shares of the Acquiring Portfolio, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one share of the respective class of the Acquired Portfolio, computed in the manner and as of the time and date set forth in paragraph 2.2, (with the shares of the Acquiring Portfolio to be issued and delivered in accordance with this subparagraph (c) being referred to herein as the “Acquiring Portfolio Shares”). Holders of Class A, Class B or Class E shares of the Acquired Portfolio will receive Class A, Class B or Class E shares, respectively, of the Acquiring Portfolio. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2	The assets of the Acquired Portfolio to be acquired by the Acquiring Portfolio shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Portfolio on the closing date provided in paragraph 3.1 (the “Closing Date”), including any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Portfolio on the Closing Date.

1.3	As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), the Acquired Portfolio will liquidate and distribute to its shareholders of record (the “Acquired Portfolio Shareholders”), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquiring Portfolio Shares received by the Acquired Portfolio pursuant to paragraph 1.1. Each Acquired Portfolio Shareholder shall be entitled to receive that proportion of each class of Acquiring Portfolio Shares (consisting, in the case of each Acquired Portfolio Shareholder, of Acquiring Portfolio Shares of the same designated class as the shares of the Acquired Portfolio which such Acquired Portfolio Shareholder holds) which the number of shares of that class of the Acquired Portfolio held by such Acquired Portfolio Shareholder bears to the total number of shares of that class of the Acquired Portfolio outstanding on the Valuation Date. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the Acquiring Portfolio to open accounts on the share records of the Acquiring Portfolio in the names of the Acquired Portfolio Shareholders and representing the respective number of Acquiring Portfolio Shares due such shareholders. The Acquiring Portfolio shall not be obligated to issue certificates representing Acquiring Portfolio Shares in connection with such exchange.

1.4	With respect to Acquiring Portfolio Shares distributable pursuant to paragraph 1.3 to an Acquired Portfolio Shareholder holding a certificate or certificates for shares of the Acquired Portfolio, if any, on the Valuation Date, the Acquiring Trust will not permit such Shareholder to receive Acquiring Share certificates therefor, exchange such Acquiring Portfolio Shares for shares of other investment companies, effect an account transfer of such Acquiring Portfolio Shares, or pledge or redeem such Acquiring Portfolio Shares until the Acquiring Trust has been notified by the Acquired Portfolio or its agent that such Shareholder has surrendered all his or her outstanding certificates for Acquired Portfolio shares or, in the event of lost certificates, posted adequate bond.

1.5	Any obligation of the Acquired Portfolio to make filings with governmental authorities is and shall remain the responsibility of the Acquired Portfolio through the Closing Date and up to and including such later date on which the Acquired Portfolio is terminated.

1.6	As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Portfolio shall furnish to the Acquiring Portfolio, in such form as is reasonably satisfactory to the Acquiring Portfolio, a statement of the earnings and profits of the Acquired Portfolio for federal income tax purposes that will be carried over by the Acquiring Portfolio as a result of Section 381 of the Code, and certified by the Treasurer of the Acquired Trust.

1.7	As promptly as possible after the Closing Date, the Acquired Portfolio shall be terminated pursuant to the provisions of the laws of the State of Delaware, and, after the Closing Date, the Acquired Portfolio shall not conduct any business except in connection with its liquidation.

2.	VALUATION.

2.1	For the purpose of paragraph 1, the value of the assets of a class of shares of the Acquiring Portfolio shall be the net asset value of such class of the Acquiring Portfolio computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the “Valuation Date”) using the valuation procedures as adopted by the Board of Trustees of the Acquiring Trust, and shall be certified by an authorized officer of the Acquired Trust.

2.2	For the purpose of paragraph 1, the net asset value of a share of a class of the Acquired Portfolio shall be the net asset value per share of such class computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures as adopted by the Board of Trustees of the Acquiring Trust.

3.	CLOSING AND CLOSING DATE.

3.1	The Closing Date shall be on April 29, 2013, or on such other date as the parties may agree in writing. The Closing shall be held at 9:00 a.m. on the Closing Date at the offices of MetLife Advisers, located at 501 Boylston Street, Boston, Massachusetts 02116, or at such other time and/or place as the parties may agree.

3.2	The portfolio securities of the Acquired Portfolio shall be made available by the Acquired Portfolio to State Street Bank and Trust Company, as custodian for the Acquiring Portfolio (the “Custodian”), for examination no later than thirty days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Portfolio’s cash shall be delivered by the Acquired Portfolio to the Custodian for the account of the Acquiring Portfolio, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4 or Rule 17f-5, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”) and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such transfer stamps. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of “State Street Bank and Trust Company, custodian for Met/Templeton Growth Portfolio, a series of Met Investors Series Trust”.

3.3	In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or general trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Portfolio or the Acquiring Portfolio is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days after the original Valuation Date, this Agreement may be terminated by either of the Acquired Trust or the Acquiring Trust upon the giving of written notice to the other party.

3.4	At the Closing, the Acquired Portfolio or its transfer agent shall deliver to the Acquiring Portfolio or its designated agent a list of the names and addresses of the Acquired Portfolio Shareholders and the number of outstanding shares of beneficial interest of each class of the Acquired Portfolio owned by each Acquired Portfolio Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of the Acquired Trust. The Acquiring Trust shall provide to the Acquired Portfolio evidence satisfactory to the Acquired Portfolio that the Acquiring Portfolio Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Portfolio’s account on the books of the Acquiring Portfolio. On the Liquidation Date, the Acquiring Trust shall provide to the Acquired Portfolio evidence satisfactory to the Acquired Portfolio that such Acquiring Portfolio Shares have been credited pro rata to open accounts in the names of the Acquired Portfolio Shareholders as provided in paragraph 1.3.

3.5	At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4.	REPRESENTATIONS AND WARRANTIES.

4.1	The Acquired Trust, on behalf of the Acquired Portfolio, represents and warrants the following to the Acquiring Trust and to the Acquiring Portfolio as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Acquired Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its property and assets and to conduct its business as currently conducted;

(b)	The Acquired Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Portfolio is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Acquired Trust’s Agreement and Declaration of Trust and the 1940 Act;

(c)	The Acquired Trust is not in violation in any material respect of any provision of its Agreement and Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Trust is a party or by which the Acquired Portfolio is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(d)	The Acquired Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Portfolio or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Portfolio;

(e)	No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Portfolio, any of its properties or assets, or any person whom the Acquired Portfolio may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Portfolio knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(f)	The unaudited statement of assets and liabilities as of June 30, 2012, the unaudited statement of operations for the six months ended June 30, 2012, the unaudited statement of changes in net assets for the six months ended June 30, 2012, and the unaudited schedule of investments as of June 30, 2012, of the Acquired Portfolio, copies of which will be furnished to the Acquiring Portfolio prior to the Closing Date, fairly reflect the financial condition and results of operations of the Acquired Portfolio as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Portfolio has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of assets referred to above or those incurred in the ordinary course of its business since June 30, 2012;

(g)	Since June 30, 2012, there has not been any material adverse change in the Acquired Portfolio’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Portfolio of indebtedness, except as disclosed in writing to the Acquiring Portfolio. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(h)	By the Closing Date, all federal and other tax returns and reports of the Acquired Portfolio required by law to have been filed by such date (giving effect to extensions) shall have been filed, all federal and other taxes shown to be due on said returns and reports and any assessments received by the Acquired Portfolio shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Portfolio’s knowledge no such return is currently under audit by the Internal Revenue Service or any state or local tax authority and no assessment has been asserted with respect to any such return;

(i)	For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Portfolio has met, and will continue to meet through the Closing Date, the requirements of Subchapter M of the Code, for treatment as a “regulated investment company” within the meaning of Sections 851 and 852 of the Code and the diversification requirements of Section 817(h) of the Code and the regulations thereunder. Neither the Acquired Trust nor the Acquired Portfolio has at any time since its inception been liable for nor is now liable for any material excise tax pursuant to Sections 852 or 4982 of the Code. The Acquired Portfolio is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

(j)	The authorized capital of the Acquired Trust consists of an unlimited number of shares of beneficial interest, par value $0.00001 per share, of such number of different series as the Board of Trustees of the Acquired Trust may authorize from time to time. The outstanding shares of beneficial interest in the Acquired Portfolio are Class A, Class B and Class E shares, and at the Closing Date will be Class A, Class B and Class E shares, having the characteristics described in the Acquired Portfolio’s then current prospectus or prospectuses and statement of additional information or statements of additional information (collectively, as amended or supplemented from time to time, the “Acquired Portfolio Prospectus”). All issued and outstanding shares of the Acquired Portfolio are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and (except as set forth in the Acquired Portfolio Prospectus), non-assessable by the Acquired Portfolio and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Portfolio are outstanding and none will be outstanding on the Closing Date;

(k)	The Acquired Portfolio’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Portfolio Prospectus, except as previously disclosed in writing to and accepted by the Acquiring Portfolio;

(l)	The execution, delivery and performance of this Agreement has been duly authorized by the Board of Trustees of the Acquired Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Portfolio, this Agreement will constitute the valid and binding obligation of the Acquired Portfolio enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(m)	The Acquiring Portfolio Shares to be issued to the Acquired Portfolio pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Portfolio Shareholders as provided in paragraph 1.3;

(n)

The information provided by the Acquired Portfolio for use in the N-14 Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 and any information provided by the Acquired Portfolio for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, is accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto;

(o)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Portfolio of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and state insurance, securities or blue sky laws (which term as used in this Agreement shall include the laws of the District of Columbia and of Puerto Rico);

(p)	At the Closing Date, the Acquired Trust, on behalf of the Acquired Portfolio, will have good and marketable title to its assets to be transferred to the Acquiring Portfolio pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Portfolio to be transferred to the Acquiring Portfolio pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Portfolio will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to and accepted by the Acquiring Portfolio. As used in this Agreement, the term “Investments” shall mean the Acquired Portfolio’s investments shown on the schedule of its investments as of June 30, 2012, referred to in Section 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Portfolio shall make, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions through the Closing Date;

(q)	At the Closing Date, the Acquired Portfolio will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Portfolio pursuant to this Agreement, the Acquiring Portfolio will remain in compliance with such mandatory investment restrictions as are set forth in the then current prospectus or prospectuses and the statement of additional information or statements of additional information of the Acquiring Portfolio (collectively, as from time to time amended and supplemented, the “Acquiring Portfolio Prospectus”), as amended through the Closing Date; and

(r)	No registration of any of the Investments under the 1933 Act or under any state securities or blue sky laws would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Portfolio or the Acquired Portfolio, except as previously disclosed by the Acquired Portfolio to and accepted by the Acquiring Portfolio.

4.2	The Acquiring Trust, on behalf of the Acquiring Portfolio, represents and warrants the following to the Acquired Trust and to the Acquired Portfolio as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Acquiring Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its property and assets and to conduct its business as currently conducted;

(b)	The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Portfolio is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Acquiring Trust’s Agreement and Declaration of Trust and the 1940 Act;

(c)	The Acquiring Portfolio Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Portfolio is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

(d)	At the Closing Date, the Acquiring Portfolio will have good and marketable title to its assets;

(e)	The Acquiring Trust is not in violation in any material respect of any provisions of its Agreement and Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party or by which the Acquiring Portfolio is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(f)	No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Portfolio or any of its properties or assets. The Acquiring Portfolio knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(g)	The unaudited statement of assets and liabilities as of June 30, 2012, the unaudited statement of operations for the six months ended June 30, 2012, the unaudited statement of changes in net assets for the six months ended June 30, 2012, and the unaudited schedule of investments as of June 30, 2012, of the Acquiring Portfolio, copies of which will be furnished to the Acquired Portfolio prior to the Closing Date, fairly reflect the financial condition and results of operations of the Acquiring Portfolio as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Portfolio has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of assets referred to above or those incurred in the ordinary course of its business since June 30, 2012;

(h)	Since June 30, 2012, there has not been any material adverse change in the Acquiring Portfolio’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Portfolio of indebtedness. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(i)	By the Closing Date, all federal and other tax returns and reports of the Acquiring Portfolio required by law to have been filed by such date (giving effect to extensions) shall have been filed, all federal and other taxes shown to be due on said returns and reports and any assessments received by the Acquiring Portfolio shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Portfolio’s knowledge no such return is currently under audit by the Internal Revenue Service or any state or local tax authority and no assessment has been asserted with respect to any such return;

(j)

For all taxable years and all applicable quarters of such years from the date of its inception, the Acquiring Portfolio has met, and will continue to meet through the Closing Date, the requirements of Subchapter M of the Code for qualification as a regulated investment company within the meaning of Sections 851 and 852 of the Code and the diversification requirements of Section 817(h) of the Code and the regulations thereunder. Neither the Acquiring Trust nor the Acquiring Portfolio has at any time since its inception been liable for nor is now liable for any material excise tax pursuant to Sections 852 or 4982 of the Code. The Acquiring Portfolio is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

(k)	The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, par value $.001 per share, of such number of different series as the Board of Trustees of the Acquiring Trust may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Portfolio are Class A, Class B and Class E shares, and at the Closing Date will be Class A, Class B and Class E shares, having the characteristics described in the Acquiring Portfolio Prospectus. All issued and outstanding shares of the Acquiring Portfolio are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Portfolio Prospectus) by the Acquiring Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquiring Portfolio of any class are outstanding and none will be outstanding on the Closing Date (except such rights as the Acquiring Portfolio may have pursuant to this Agreement);

(l)	The Acquiring Portfolio’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Portfolio Prospectus;

(m)	The execution, delivery and performance of this Agreement has been duly authorized by the Board of Trustees of the Acquiring Trust, and this Agreement constitutes the valid and binding obligation of the Acquiring Trust and the Acquiring Portfolio enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(n)	The Acquiring Portfolio Shares to be issued and delivered to the Acquired Portfolio pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A, Class B or Class E shares of beneficial interest in the Acquiring Portfolio, and will be fully paid and non-assessable (except as set forth in the Acquiring Portfolio Prospectus) by the Acquiring Trust, and no shareholder of the Acquiring Trust will have any preemptive right of subscription or purchase in respect thereof;

(o)	The information to be furnished by the Acquiring Portfolio for use in the N-14 Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 and any information furnished by the Acquiring Portfolio for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, is accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

(p)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Portfolio of the transactions contemplated by this Agreement, except such as may be required under 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or blue sky laws.

5.	COVENANTS OF THE ACQUIRED PORTFOLIO AND THE ACQUIRING PORTFOLIO.

The Acquiring Trust, on behalf of the Acquiring Portfolio, and the Acquired Trust, on behalf of the Acquired Portfolio, each hereby covenants and agrees with the other as follows:

5.1	The Acquiring Portfolio and the Acquired Portfolio each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions and any trading activities in anticipation of the transactions contemplated hereby.

5.2	The Acquired Portfolio will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

5.3	In connection with the meeting of the Acquired Portfolio Shareholders referred to in paragraph 5.2, the Acquired Portfolio will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the “N-14 Registration Statement”) which the Acquiring Trust will prepare and file for the registration under the 1933 Act of the Acquiring Portfolio Shares to be distributed to the Acquired Portfolio Shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

5.4	The Acquiring Portfolio will advise the Acquired Portfolio promptly if at any time prior to the Closing Date the Acquiring Portfolio becomes aware that the assets of the Acquired Portfolio include any securities which the Acquiring Portfolio is not permitted to acquire.

5.5	Subject to the provisions of this Agreement, the Acquired Portfolio and the Acquiring Portfolio will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party’s obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

5.6	The Acquiring Portfolio will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or blue sky laws as it may deem appropriate in order to continue its operations after the Closing Date.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED PORTFOLIO.

The obligations of the Acquired Portfolio to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust and the Acquiring Portfolio of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1	The Acquiring Trust, on behalf of the Acquiring Portfolio, shall have delivered to the Acquired Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust on behalf of the Acquiring Portfolio made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Trust and the Acquiring Portfolio have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2	The Acquiring Trust, on behalf of the Acquiring Portfolio, shall have executed and delivered to the Acquired Portfolio an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Portfolio will assume all of the liabilities of the Acquired Portfolio existing at the Valuation Date in connection with the transactions contemplated by this Agreement, other than liabilities pursuant to this Agreement.

6.3	The Acquired Trust shall have received a favorable opinion from Sullivan & Worcester LLP, counsel to the Acquiring Trust for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Acquired Trust, to the following effect:

(a)	The Acquiring Trust is a statutory trust duly organized and validly existing under the laws of the State of Delaware and has power and authority necessary to own all of its properties and assets and to carry on its business substantially as described in the N-14 Registration Statement referred to in paragraph 5.3, and the Acquiring Portfolio is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Agreement and Declaration of Trust and By-laws of the Trust;

(b)	The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act;

(c)	This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Portfolio and, assuming the Prospectus/Proxy Statement and N-14 Registration Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquired Trust on behalf of the Acquired Portfolio, is the valid and binding obligation of the Acquiring Portfolio enforceable against the Acquiring Portfolio in accordance with its terms, except (i) as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and general equitable principles and (ii) insofar as rights to indemnity thereunder may be limited by federal or state securities laws;

(d)	The Acquiring Portfolio has the power to assume the liabilities to be assumed by it hereunder;

(e)	The Acquiring Portfolio Shares to be issued for transfer to the shareholders of the Acquired Portfolio as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable shares of beneficial interest in the Acquiring Portfolio, assuming that as consideration for such shares not less than the net asset value of such shares has been paid and that the conditions set forth in this Agreement have been satisfied, and no shareholder of the Acquiring Portfolio has any preemptive right of subscription or purchase in respect of such shares;

(f)	The execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Portfolio did not, and the performance by the Acquiring Trust and the Acquiring Portfolio of their respective obligations hereunder will not, violate the Acquiring Trust’s Agreement and Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Acquiring Trust or the Acquiring Portfolio is a party or by which either of them is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Trust or the Acquiring Portfolio is a party or by which either of them is bound;

(g)	To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust or the Acquiring Portfolio of the transactions contemplated by this Agreement except such as may be required under state securities or blue sky laws or such as have been obtained;

(h)	Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Trust or the Acquiring Portfolio existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the N-14 Registration Statement referred to in paragraph 5.3 which are not described therein; and

(i)

To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Trust or the Acquiring Portfolio or any of their properties or assets that would impair the

Acquiring Trust’s ability to perform its obligations under this Agreement, and, to the knowledge of such counsel, neither the Acquiring Trust nor the Acquiring Portfolio is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO.

The obligations of the Acquiring Portfolio to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Portfolio of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1	The Acquired Trust, on behalf of the Acquired Portfolio, shall have delivered to the Acquiring Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Portfolio made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Trust and the Acquired Portfolio have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date;

7.2	The Trust shall have received a favorable opinion from Sullivan & Worcester LLP, counsel to the Acquired Trust for the transactions contemplated hereby, dated the Closing Date and in a form satisfactory to the Acquiring Trust, to the following effect:

(a)	The Acquired Trust is a statutory trust duly organized and validly existing under the laws of the State of Delaware and has power and authority necessary to own all of its properties and assets and to carry on its business substantially as described in the N-14 Registration Statement referred to in paragraph 5.3, and the Acquired Portfolio is a separate series thereof classified in accordance with the applicable provisions of the 1940 Act and the Acquired Trust’s Agreement and Declaration of Trust;

(b)	The Acquired Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act;

(c)	This Agreement has been duly authorized, executed and delivered by the Acquired Trust on behalf of the Acquired Portfolio and, assuming the Prospectus/Proxy Statement and the N-14 Registration Statement referred to in paragraph 5.3 comply with all applicable provisions of federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Portfolio, the Agreement constitutes the valid and binding obligation of the Acquired Portfolio enforceable against the Acquired Portfolio in accordance with its terms, except (i) as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and general principles of equity and (ii) insofar as rights to indemnity thereunder may be limited by federal or state securities laws;

(d)	The Acquired Portfolio has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Portfolio will have duly transferred such assets to the Acquiring Portfolio;

(e)

The execution and delivery of this Agreement by the Acquired Trust on behalf of the Acquired Portfolio did not, and the performance by the Acquired Trust and the Acquired Portfolio of their respective obligations hereunder will not, violate the Acquired Trust’s Agreement and Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Acquired Trust or the Acquired Portfolio is a party or by which either of them is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquired Trust or the Acquired Portfolio is a party or by which either of them is bound;

(f)	To the knowledge of such counsel, no consent, approval, authorization or order of any United States federal or Delaware state court or governmental authority is required for the consummation by the Acquired Trust or the Acquired Portfolio of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained;

(g)	To such counsel’s knowledge there is no legal or governmental proceeding relating to the Acquired Trust or the Acquired Portfolio existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the N-14 Registration Statement referred to in paragraph 5.3 which are not described therein;

(h)	To such counsel’s knowledge, there is no litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened as to the Acquired Trust or the Acquired Portfolio or any of their respective properties or assets that would impair the Acquired Trust’s ability to perform its obligations under this Agreement, and, to such counsel’s knowledge, neither the Acquired Trust nor the Acquired Portfolio is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business; and

(i)	All issued and outstanding shares of the Acquired Portfolio are legally issued, fully paid and non-assessable, assuming that as consideration for such shares not less than the net asset value of such shares has been paid, and assuming that such shares were issued in accordance with the terms of the Acquired Portfolio’s registration statement, or any amendments thereto, in effect at the time of such issuance.

7.3	The Acquired Portfolio shall have furnished to the Acquiring Portfolio tax returns, signed by a partner of Deloitte & Touche LLP for the fiscal year ended December 31, 2012.

7.4	Prior to the Closing Date, the Acquired Portfolio shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Portfolio’s investment company taxable income for its taxable years ending on or after December 31, 2012 and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after December 31, 2012 and on or prior to the Closing Date.

7.5	The Acquired Portfolio shall have furnished to the Acquiring Portfolio a certificate, signed by the President (or any Vice President) and the Treasurer of the Acquired Trust, as to the adjusted tax basis in the hands of the Acquired Portfolio of the securities delivered to the Acquiring Portfolio pursuant to this Agreement.

7.6	The custodian of the Acquired Portfolio shall have delivered to the Acquiring Portfolio a certificate identifying all of the assets of the Acquired Portfolio held by such custodian as of the Valuation Date, and the Acquired Portfolio shall have delivered to the Acquiring Portfolio a statement of assets and liabilities of the Acquired Portfolio as of the Valuation Date, prepared in accordance with generally accepted accounting principles consistently applied from the prior audited period, certified by the Treasurer of the Acquired Trust.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING PORTFOLIO AND THE ACQUIRED PORTFOLIO.

The respective obligations of the Acquired Trust and the Acquiring Trust hereunder are each subject to the further conditions that on or before the Closing Date:

8.1	This Agreement and the transactions contemplated herein shall have been approved by the required vote of the holders of the outstanding shares of the Acquired Portfolio of record on the record date for the meeting of its shareholders referred to in paragraph 5.2;

8.2	On the Closing Date no action, suit or other preceding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby;

8.3	All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state blue sky and securities authorities) deemed necessary by the Acquired Trust or the Acquiring Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquired Portfolio or the Acquiring Portfolio;

8.4	The N-14 Registration Statement referred to in paragraph 5.3 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5	The Acquired Portfolio and the Acquiring Portfolio shall have received a favorable opinion of Sullivan & Worcester LLP satisfactory to the Acquired Trust and the Acquiring Trust substantially to the effect that, for federal income tax purposes, and while the matter is not entirely free from doubt:

(a)	The transfer of all of the Acquired Portfolio assets in exchange solely for the Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of the liabilities of the Acquired Portfolio followed by the distribution of the Acquiring Portfolio Shares to the Acquired Portfolio Shareholders in dissolution and liquidation of the Acquired Portfolio will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Portfolio and the Acquired Portfolio will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)	No gain or loss will be recognized by the Acquiring Portfolio upon the receipt of the assets of the Acquired Portfolio solely in exchange for the Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of the liabilities of the Acquired Portfolio.

(c)	No gain or loss will be recognized by the Acquired Portfolio upon the transfer of the Acquired Portfolio assets to the Acquiring Portfolio in exchange for the Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of the liabilities of the Acquired Portfolio or upon the distribution (whether actual or constructive) of the Acquiring Portfolio Shares to the separate accounts as shareholders of Acquired Portfolio in exchange for their shares of the Acquired Portfolio.

(d)	No gain or loss will be recognized by the separate accounts as shareholders of the Acquired Portfolio upon the exchange of their Acquired Portfolio shares for the Acquiring Portfolio Shares in liquidation of the Acquired Portfolio.

(e)	The aggregate tax basis of the Acquiring Portfolio Shares received by each separate account as a shareholder of the Acquired Portfolio pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Portfolio shares held by such separate account as a shareholder of the Acquired Portfolio immediately prior to the Closing, and the holding period of the Acquiring Portfolio Shares received by each separate account as a shareholder of the Acquired Portfolio will include the period during which the Acquired Portfolio shares exchanged therefor were held (provided the Acquired Portfolio shares were held as capital assets on the date of the Closing).

(f)	The tax basis of the Acquired Portfolio assets acquired by the Acquiring Portfolio will be the same as the tax basis of such assets to the Acquired Portfolio immediately prior to the Closing,

and the holding period of the assets of the Acquired Portfolio in the hands of the Acquiring Portfolio will include the period during which those assets were held by the Acquired Portfolio.

(g)	The Acquiring Portfolio will succeed to and take into account capital loss carryover, if any, of the Acquired Portfolio described in Section 381(c) of the Code. The Acquiring Portfolio will take any capital loss carryovers into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and regulations thereunder.

8.6	At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Trustees of the Acquired Trust and the Board of Trustees of the Acquiring Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Portfolio and the Acquiring Portfolio.

9.	FEES AND EXPENSES.

9.1	Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Acquired Portfolio and the Acquiring Portfolio, whether incurred before or after the date of this Agreement, will be borne by MetLife Advisers. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the N-14 Registration Statement under the 1933 Act covering the Acquiring Portfolio Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Portfolio Shares to be issued in connection herewith in each state in which the Acquired Portfolio Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Portfolio shall pay its own federal and state registration fees.

9.2	Except as otherwise provided for in paragraph 9.3, any portfolio transaction costs incurred by the Acquired Portfolio prior the consummation of the transactions contemplated by this Agreement will be borne by the Acquired Portfolio. Any portfolio transaction costs incurred by the Acquiring Portfolio after the consummation of the transactions contemplated by this Agreement will be borne by the Acquiring Portfolio.

9.3	In the event the transactions contemplated by this Agreement are not consummated, then MetLife Advisers or one of its affiliates agree that they shall bear all of the costs and expenses incurred by both the Acquiring Portfolio and the Acquired Portfolio in connection with such transactions.

9.4	Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, neither the Acquiring Portfolio nor the Acquired Portfolio shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages.

9.5	Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

10.1	The Acquired Trust on behalf of the Acquired Portfolio and the Acquiring Trust on behalf of the Acquiring Portfolio agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2	The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 1.6, 1.7, 3.4, 7.3, 9, 10, 13 and 14.

11.	TERMINATION.

This Agreement may be terminated by the mutual agreement of the Acquired Trust and the Acquiring Trust. In addition, either the Acquired Trust or the Acquiring Trust may at its option terminate this Agreement at or prior to the Closing Date:

(a)	Because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

(b)	If a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met;

(c)	If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2013, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Trust and the Acquiring Trust; or

(d)	If the Board of Trustees of the Acquired Trust or the Board of Trustees of the Acquiring Trust, as the case may be, determines that the termination of this Agreement is in the best interests of its shareholders.

12.	AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Trust on behalf of the Acquired Portfolio and the Acquiring Trust on behalf of the Acquiring Portfolio; provided, however, that following the shareholders’ meeting called by the Acquired Portfolio pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Portfolio Shares to be issued to the Acquired Portfolio Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

13.	NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to: (i) Metropolitan Series Fund, 501 Boylston Street, Boston, MA 02116, attn: Secretary; or (ii) Met Investors Series Trust, 5 Park Place, Suite 1900, Irvine, CA 92614, attn: Secretary.

14.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE; FINDERS’ FEES.

14.1	The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3	This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

14.4	This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5	A copy of the Certificate of Trust of each of the Acquired Trust and the Acquiring Trust is on file with the Secretary of State of the State of Delaware, and notice is hereby given that no trustee, officer, agent or employee of either the Acquired Trust or the Acquiring Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Portfolio and the Acquiring Portfolio.

14.6	The Acquired Trust, on behalf of the Acquired Portfolio, and the Acquiring Trust, on behalf of the Acquiring Portfolio, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Vice President and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

METROPOLITAN SERIES FUND, on behalf of its Oppenheimer Global Equity Portfolio

By:
Name:
Title:

MET INVESTORS SERIES TRUST, on behalf of its Met/Templeton Growth Portfolio

By:
Name:
Title:

Agreed and accepted as to paragraph 9 only: METLIFE ADVISERS, LLC

By:
Name:
Title:

Exhibit B

The information below reflects the various changes expected to be made to Met/Templeton Growth Portfolio on or about April 29, 2013 and assumes the Reorganization occurred. For more information about these changes, please see the discussion in the accompanying Prospectus/Proxy Statement.

Oppenheimer Global Equity Portfolio (the “Portfolio”)

(formerly, Met/Templeton Growth Portfolio)

Investment Objective

Capital appreciation.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. These fees and expenses are for the period ended June 30, 2012, and are expressed as a percentage of the Portfolio’s average daily net assets over that period. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class E
Management Fee	0.67%	0.67%	0.67%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses	0.08%	0.08%	0.08%

Total Annual Portfolio Operating Expenses	0.75%	1.00%	0.90%
Contractual Fee Waiver*	(0.04%)	(0.04%)	(0.04%)

Total Annual Portfolio Operating Expenses After Fee Waiver	0.71%	0.96%	0.86%

*	Restated to reflect that MetLife Advisers has contractually agreed, for the period April 29, 2013 through April 30, 2014, to reduce the Management Fee for each Class of MIST Portfolio to the annual rate of 0.630% for amounts over $462.5 million but less than $550 million of MIST Portfolio’s average daily net assets, 0.590% for the next $500 million of MIST Portfolio’s average daily net assets, and 0.565% for amounts over $1.05 billion. This arrangement may be modified or discontinued prior to April 30, 2014, only with the approval of the Board of Trustees of the Portfolio.

Example

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all of your dividends, that the Portfolio’s operating expenses remain the same and that all expense limitations and fee waivers remain in effect only for the period ending April 30, 2014. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class A	Class B	Class E
1 Year	$73	$98	$88
3 Years	$236	$314	$283
5 Years	$413	$549	$495
10 Years	$927	$1,221	$1,104

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 23.2% of the average value of its portfolio.

Principal Investment Strategies

OppenheimerFunds, Inc. (“Oppenheimer”), subadviser to the Portfolio effective April 29, 2013, invests under normal circumstances at least 80% of the Portfolio’s assets in equity securities (primarily common stock) of U.S. and foreign-based companies. Equity securities also include preferred stocks and securities convertible into common or preferred stocks. The Portfolio can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the Portfolio currently emphasizes its investments in developed markets such as the United States, Western European countries and Japan. The Portfolio does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid- and large-cap companies.

The Portfolio is not required to allocate its investments in any set percentages in any particular country. The Portfolio normally will invest in at least three countries (one of which may be the United States). Typically, the Portfolio invests in a number of different countries.

The Portfolio may also invest in derivatives, forward commitments, and when-issued and delayed delivery securities.

Stock Selection

In selecting securities for the Portfolio, Oppenheimer looks primarily for foreign and U.S. companies with high growth potential. Oppenheimer uses fundamental analysis of a company’s financial statements, management structure, operations and product development, and industry position. Oppenheimer evaluates factors affecting particular industries, market trends and general economic conditions.

Oppenheimer considers overall and relative economic conditions in U.S. and foreign markets, and seeks broad portfolio diversification in different countries to help moderate the special risks of foreign investing. Oppenheimer currently focuses on the factors below (which may vary in particular cases and may change over time), looking for:

•	Growth oriented companies.

•	Companies that stand to benefit from global growth trends at attractive valuations.

•	Companies with strong competitive positions and high demand for their products or services.

•	Cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

In applying these and other selection criteria, Oppenheimer considers the effect of worldwide trends on the growth of various business sectors. The trends, or global “themes,” currently considered include development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes.

Primary Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Primary Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return or the price of its shares to decrease or could cause the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk. The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Foreign Investment Risk. Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates.

Emerging Markets Risk. In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, lower trading volume, trading suspension, security price volatility, proceed repatriation restrictions, government confiscation, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.

Market Capitalization Risk. Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of smaller companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Investment Style Risk. Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.

Derivatives Risk. The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Derivative transactions may create investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it may not be advantageous to do so.

Convertible Securities Risk. Investments in convertible securities may be subject to market risk, credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy), interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise) and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. In addition, a convertible security may be bought back by the issuer at a time and a price that is disadvantageous to the Portfolio.

Forward Commitment, When-Issued and Delayed Delivery Securities Risk. Investments in forward commitments and when-issued and delayed delivery securities are subject to the risk that the value or yield of the securities the Portfolio is obligated to purchase may decline below the agreed upon purchase price or expected yield before the securities are actually issued or delivered. These investments may create a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it may not be advantageous to do so.

Past Performance

The information below shows the volatility of the Portfolio’s returns from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns. Effective April 29, 2013, the Portfolio is expected to change its subadviser to Oppenheimer, and the Portfolio also is expected to change its investment objective and principal investment strategies. Performance information set forth below does not reflect any of these changes.

The bar chart below shows you the performance of the Portfolio’s Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. The table below compares the Portfolio’s average annual compounded total returns for each class with index returns. For more information about indexes, please see “Index Description” in the Prospectus. It is not possible to invest directly in an index.

Year-by-Year Total Return as of December 31 of Each Year

Highest Quarter:          3rd – 2009              19.30%

Lowest Quarter:          3rd – 2011             -20.50%

Average Annual Total Return as of December 31, 2011

	1 Year	Since Inception	Inception Date
Class A	-6.61%	-3.12%	4-28-08
Class B	-6.90%	-3.36%	4-28-08
Class E	—	-15.26%	4-26-11
MSCI World Index (reflects no deduction for mutual fund fees and expenses)	-5.54%	-4.41%*

*	Index performance is from 4-28-08.

Management

Adviser. MetLife Advisers, LLC (“MetLife Advisers”) is the Portfolio’s investment adviser.

Subadviser. OppenheimerFunds, Inc. (the “Subadviser”) is expected to become the subadviser to the Portfolio effective April 29, 2013.

Portfolio Managers. Rajeev Bhaman is expected to assume responsibility for the day-to-day management of the Portfolio beginning April 29, 2013.

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Insurance Companies and Their Affiliates

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies that are affiliated with the Portfolio and MetLife Advisers. As a result of these affiliations, the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolio and its related companies may also make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services. The benefits to the insurance companies of offering the Portfolio over unaffiliated portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

UNDERSTANDING THE TRUST

Met Investors Series Trust (the “Trust”) is an open-end management investment company that offers a selection of fifty-six managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.

Investing Through a Variable Insurance Contract

Class A, Class B and Class E shares of the Portfolio are or will be only sold to separate accounts (the “Separate Accounts”) of Metropolitan Life Insurance Company and certain of its affiliates (collectively, “MetLife” or the “Insurance Companies”) to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.

Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). A copy of the SAI and other reports and information may be obtained without charge by calling or writing the Trust at the telephone number or address set forth on the cover page to the accompanying Prospectus/Proxy Statement.

The Portfolio’s name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

Understanding the Information Presented in this Prospectus

Performance. Performance results shown in this Prospectus, including the Portfolio Summary, may include the effects of previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.

Expenses. Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect a Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.

PRIMARY RISKS OF INVESTING IN THE PORTFOLIO

The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk

The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities.

Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. During periods of extreme market volatility, prices of securities may be negatively impacted due to imbalances between market participants seeking to sell particular securities or similar securities and market participants willing or able to buy such securities. As a result, the market price of a security held by the Portfolio could decline at times without regard to the financial condition of or specific events impacting the issuer of the security.

Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares.

Foreign Investment Risk

Investments in foreign securities, including depositary receipts, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect a Portfolio’s performance.

Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.

Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against an issuer than it would in the United States.

The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.

Emerging Markets Risk

Investments in emerging markets are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries. Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose confiscatory taxes on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will.

The securities markets in emerging market countries tend to be smaller and less mature than those in developed countries, and they may experience lower trading volumes. As a result, investments in emerging market securities may be more illiquid and their prices more volatile than investments in developed countries.

The fiscal and monetary policies of emerging market countries may result in high levels of inflation or deflation or currency devaluation. As a result, investments in emerging market securities may be subject to abrupt and severe price changes.

Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category may be out of favor with investors.

If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.

Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Investment Style Risk

Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.

Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Portfolio’s Subadviser may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

Derivatives Risk

The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.

When a derivative or other instrument is used as a hedge against an offsetting position that a Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Due to their complexity, derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses.

Derivative transactions may involve leveraging risk, which means adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses derivatives for leverage, investments in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes.

The Portfolio currently claims an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), which means that it is not subject to registration or regulation as a commodity pool operator under the CEA. On February 9, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted amendments to its rules that, upon effectiveness, may affect the Portfolio’s ability to continue to claim this exclusion. Under the amended CFTC rules, a Portfolio claiming the exclusion would be limited in its ability to use certain derivatives, such as futures, certain options, and swaps, after the effectiveness of the amended rules. If the Portfolio’s use of derivatives would prevent it from claiming the exclusion, then MetLife Advisers and/or the Subadviser would be subject to registration and regulation in its capacity as the Portfolio’s commodity pool operator, and the Portfolio would be subject to regulation under the CEA. The Portfolio may incur additional expense as a result of the CFTC’s registration and regulation obligations and its use of certain derivatives and other instruments may be limited or restricted.

Convertible Securities Risk

Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. The value of a convertible security will tend to be more susceptible to fixed income security related risks (e.g., interest rate risk and credit risk) when the price of the underlying security is less than the price at which the convertible security may be converted into an equity security. Conversely, the value of a convertible security will tend to be more susceptible to equity security related risks (e.g., market risk) when the price of the underlying security is greater than the price at which the convertible security may be converted into an equity security. An issuer of convertible securities may have the right to buy back the securities at a time and a price that is disadvantageous to the Portfolio.

Forward Commitment, When Issued and Delayed Delivery Securities Risk

Investments in forward commitments and when-issued and delayed delivery securities are subject to the risk that the value of the securities the Portfolio is obligated to purchase may decline below the agreed upon purchase price before the securities are actually issued or delivered. Due to fluctuations in the value of the securities the Portfolio is obligated to purchase, the yield obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually issued or delivered. The issuance of some when-issued securities also may be contingent upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring, which may increase the risk that they could decline in value by the time they are actually issued. Investments in forward commitments and when-issued and delayed delivery securities also may subject the Portfolio to leveraging risk.

Related Risks

Below is information regarding risks related to the primary risks of investing in the Portfolio.

Leveraging Risk

Derivatives and other transactions in which the Portfolio engages may give rise to a form of leverage. Transactions that may give rise to leverage include, among others, swap agreements, futures contracts, short sales, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions.

Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed.

The Portfolio will segregate or “earmark” liquid assets on its books in an amount sufficient to cover its obligations under the transaction that gives rise to leveraging risk. The use of leverage may cause the Portfolio to liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

Credit and Counterparty Risk

The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Although securities issued or guaranteed by the U.S. Government are generally considered to be subject to a relatively low amount of credit risk, most securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.

The Portfolio may also be subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. If the Portfolio engages in transactions with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

Interest Rate Risk

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates decline.

Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of a Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price.

Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES

Investment Objective

The Portfolio’s stated investment objective can be changed without shareholder approval.

Investment Policies

The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.

Selling Portfolio Securities

The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other investment reasons.

Additional Investment Strategies

In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

Securities Lending

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio’s total assets. At the time the Portfolio makes any loan of portfolio securities, the loan will be secured by collateral in an amount equal to or exceeding 102% of the current market value of the securities loaned (105% for foreign equity securities). The collateral the Portfolio receives will generally take the form of cash, U.S. government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers. The Portfolio may use any cash collateral it receives to invest in short-term investments. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral.

Defensive Investment Strategies

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.

Index Description

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed markets. The Index returns reflect the reinvestment of dividends net of applicable non-U.S. withholding taxes.

ADDITIONAL INFORMATION ABOUT MANAGEMENT

The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

The Adviser

METLIFE ADVISERS, LLC, 501 Boylston Street, Boston, Massachusetts 02116, an affiliate of MetLife, has overall responsibility for the general management and administration of the Portfolio. MetLife Advisers has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. MetLife Advisers is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. MetLife Advisers pays the fees of the Subadviser for the Portfolio. MetLife Advisers manages investment portfolios sold to Separate Accounts of MetLife to fund Contracts. These investment portfolios had assets of approximately $110.3 billion as of December 31, 2011.

As compensation for its services to the Portfolio, MetLife Advisers receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.70% of the first $100 million of such assets plus 0.68% of such assets over $100 million up to $250 million plus 0.67% of such assets over $250 million up to $500 million plus 0.66% of such assets over $500 million up to $750 million plus 0.65% of such assets over $750 million. For the year ended December 31, 2011, the Portfolio paid MetLife Advisers an investment advisory fee of 0.68% of the Portfolio’s average daily net assets.

MetLife Advisers, LLC has contractually agreed, for the period April 29, 2013 through April 30, 2014, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.630% for amounts over $462.5 million but less than $550 million of the Portfolio’s average daily net assets, 0.590% for the next $500 million of the Portfolio’s average daily net assets, and 0.565% for amounts over $1.05 billion. This arrangement may be modified or discontinued prior to April 30, 2014, only with the approval of the Board of Trustees of the Portfolio.

A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with MetLife Advisers and the investment advisory agreement with the Subadviser is available in the Portfolio’s most recent annual report which covers the period from January 1, 2011 to December 31, 2011.

The Subadviser

Under the terms of the agreement between the Subadviser and MetLife Advisers, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser will follow the investment policies set by MetLife Advisers and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio manager. The anticipated portfolio manager of the Portfolio is indicated below following a brief description of the Subadviser. The SAI provides additional information about each current portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.

The Trust and MetLife Advisers have received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. Generally, the Portfolio’s Board of

Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with MetLife Advisers.

MetLife Advisers will pay the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio will not be responsible for the fees paid to the Subadviser.

OppenheimerFunds, Inc. is expected to become the subadviser to the Portfolio effective April 29, 2013. Oppenheimer has operated as an investment advisor since January 1960. Oppenheimer and its subsidiaries and controlled affiliates had more than $168.9 billion in assets under management as of December 31, 2011. Oppenheimer is located at Two World Financial Center, 225 Liberty Street – 11th Floor, New York, New York 10281-1008.

Rajeev Bhaman is expected to assume responsibility for the day-to-day management of the Portfolio beginning April 29, 2013. Mr. Bhaman has been with Oppenheimer since 1996. He is a Senior Vice President of Oppenheimer and a Portfolio Manager of various Oppenheimer funds.

Distribution Plans

The Portfolio has adopted for its Class B and Class E shares a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of MetLife Advisers, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments with respect to Class B and Class E shares are limited to 0.25% and 0.15%, respectively, of average daily net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

Shareholder Information

The Separate Accounts of MetLife are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife solicits instructions from Contract owners when voting at meetings of shareholders. Any voting by MetLife as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to provide instructions before MetLife may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account, division or sub-account (“echo voting”). MetLife seeks to obtain a reasonable level of participation given the particular voting trend. MetLife may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.

Disclosure of Portfolio Holdings

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.

Report to Policyholders

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio’s composition and other information. An annual report, with audited information, will be sent to you each year.

Dividends, Distributions and Taxes

Dividends and Distributions

The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to MetLife’s Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

Taxes

Set forth below is a discussion of certain U.S. federal income tax consequences relating to the Portfolio. This discussion is not intended as a discussion of the federal income tax consequences to you of purchasing and owning a Contract. For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the Separate Accounts, in accordance with the timing requirements of the Code. Taxable income consists generally of net investment income and net capital gains. It is the Portfolio’s intention to distribute all of its income and gains so that the Portfolio will incur no federal income tax. If the Portfolio were to incur a liability for federal income tax, the investment performance of the Portfolio would be adversely affected.

Shares of the Portfolio are currently offered only to the Separate Accounts of MetLife. Separate Accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company generally pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. However, no attempt is made here to describe all of the tax consequences of an investment in the Portfolio to such shareholders. For further information concerning the taxation of the Insurance Companies and the Separate Accounts, please refer to the prospectus for the relevant Contract.

In order for Contract owners to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the Separate Accounts underlying those Contracts must comply with certain diversification requirements set forth in section 817(h) of the Code and the regulations thereunder. The Portfolio intends to maintain diversification that will enable Contracts to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. The section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets of a Separate Account underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as the Portfolio qualifies as a regulated investment company and shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. A failure by the Portfolio to satisfy the section 817(h) requirements, or to qualify as a regulated investment company in any taxable year, would generally cause the Contracts funded by the Portfolio to lose their favorable tax status and result in Contract holders being taxable on any income accrued under those Contracts for the current, prior and subsequent taxable years.

In addition, the discussion herein is based on the assumption that the shares of the Portfolio will be regarded as owned by the Separate Accounts for federal income tax purposes. If the Internal Revenue Service finds that Contract owners have an impermissible level of “investor control” over the investment options underlying the Contracts, the advantageous tax treatment provided in respect of the Separate Accounts under the Code will no longer be available, and the person or persons determined to own the Portfolio shares will be currently taxed on Portfolio distributions and on the proceeds of a redemption of Portfolio shares under the applicable Code rules.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

Sales and Purchases of Shares

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A and Class B shares, and expects to sell Class E shares, of the Portfolio only to the Separate Accounts of MetLife to fund Contracts. The Trust could also offer shares to other Separate Accounts of other insurers if approved by the Board of Trustees.

Purchase and Redemption of Shares

MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Subadviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B and Class E shares are subject to a Rule 12b-1 fee of 0.25% and 0.15%, respectively, of average daily net assets. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if MetLife Advisers determines it is in the best interests of the Trust.

Market Timing

The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in shares of the Trust’s portfolios, including the Portfolio, that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager’s ability to manage a portfolio’s assets ((i) or (ii), “market timing”). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the portfolios and, to the Trust’s knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the Separate Accounts that invest in the portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the Separate Accounts by Contract owners. In addition, MetLife Advisers monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring, MetLife Advisers believes (i) that a portfolio’s cash flows may reflect a pattern of market timing or (ii) that a portfolio’s cash flows may reflect frequent trading that is disruptive to the management of the portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), MetLife Advisers will refer the matter to the appropriate Insurance Company or Companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on market timing.

If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter market timing in shares of a portfolio and there is evidence of market timing in that Separate Account, the Trust or the portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

Limitations on the Trust’s Ability to Detect and Deter Market Timing

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such market timing activities.

Risks Associated With Market Timing Generally

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from frequent trading of portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager’s ability to manage a portfolio’s assets. Frequent trading may be disruptive if it makes it difficult for a portfolio to implement its long-term investment strategies, for example by causing the portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a portfolio to incur increased expenses. For example, as a result of such frequent trading, the portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

If the Portfolio invests significantly in foreign securities, it may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

Valuation of Shares

The Portfolio’s net asset value (“NAV”) per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (“NYSE”) (usually at 4:00 p.m. Eastern Time), on each day the NYSE is open. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order. A separate NAV is calculated for each share class of the Portfolio.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by a Valuation Committee established by the Trust’s Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio’s calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio’s calculation of NAV. The intended effect of fair value pricing is to value a security based on the price the Portfolio might reasonably expect to receive if it sold that security, but it does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio’s assets that is invested in other open-end investment companies, that portion of the Portfolio’s NAV is calculated based on the NAV of that investment company, or, in the case of an exchange-traded fund, the closing market quotations for its shares. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust’s Valuation Committee.

Money market instruments maturing in 60 days or less are valued on an amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Portfolio’s Class A, Class B and Class E shares’ financial performance for its period of operation. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during the period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP (“D&T”), whose report with respect to the Portfolio is included in the Annual Report of the Trust, which is available upon request. Information below for the six-months ended June 30, 2012 has not been audited by D&T.

Oppenheimer Global Equity Portfolio

Selected per share data

	Class A
	Six months ended June 30, 2012 (Unaudited)		Year ended December 31,
			2011	2010	2009		2008(a)
Net Asset Value, Beginning of Period	$8.62		$9.36	$8.77	$6.60		$10.00

Income (Loss) From Investment Operations
Net investment income(b)	0.15		0.19	0.14	0.13		0.07
Net realized and unrealized gain (loss) on investments	0.34		(0.79)	0.56	2.04		(3.43)

Total from investment operations	0.49		(0.60)	0.70	2.17		(3.36)

Less Distributions
Distributions from net investment income	(0.17)		(0.14)	(0.11)	(0.00	)(c)	(0.04)
Distributions from net realized capital gains	(0.35)		0.00	0.00	0.00		0.00

Total distributions	(0.52)		(0.14)	(0.11)	(0.00	)(c)	(0.04)

Net Asset Value, End of Period	$8.59		$8.62	$9.36	$8.77		$6.60

Total Return (%)(h)	5.53	(d)	(6.61)	7.88	33.08		(33.62	)(d)
Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.78	(e)	0.82	0.82	0.87		1.27	(e)
Ratio of net expenses to average net assets (%)(f)	0.76	(e)	0.80	0.80	0.80		0.80	(e)
Ratio of net investment income to average net assets (%)	3.38	(e)	2.04	1.64	1.69		1.41	(e)
Portfolio turnover rate (%)	8.1	(d)	23.2	3.7	3.0		2.7
Net assets, end of period (in millions)	$301.4		$281.6	$284.5	$224.9		$94.1

	Class B
	Six months ended June 30, 2012 (Unaudited)		Year ended December 31,
			2011	2010	2009		2008(a)
Net Asset Value, Beginning of Period	$8.57		$9.32	$8.75	$6.60		$10.00

Income (Loss) From Investment Operations
Net investment income(b)	0.14		0.17	0.12	0.10		0.06
Net realized and unrealized gain (loss) on investments	0.34		(0.79)	0.55	2.05		(3.43)

Total from investment operations	0.48		(0.62)	0.67	2.15		(3.37)

Less Distributions
Distributions from net investment income	(0.15)		(0.13)	(0.10)	(0.00	)(c)	(0.03)
Distributions from net realized capital gains	(0.35)		0.00	0.00	0.00		0.00

Total distributions	(0.50)		(0.13)	(0.10)	(0.00	)(c)	(0.03)

Net Asset Value, End of Period	$8.55		$8.57	$9.32	$8.75		$6.60

Total Return (%)(h)	5.44	(d)	(6.90)	7.66	32.62		(33.67	)(d)
Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.03	(e)	1.07	1.07	1.12		1.54	(e)
Ratio of net expenses to average net assets (%)(f)	1.01	(e)	1.05	1.05	1.05		1.05	(e)
Ratio of net investment income to average net assets (%)	3.10	(e)	1.88	1.41	1.33		1.11	(e)
Portfolio turnover rate (%)	8.1	(d)	23.2	3.7	3.0		2.7
Net assets, end of period (in millions)	$145.0		$142.7	$77.9	$20.0		$4.8

Please see following page for Financial Highlights footnote legend.

Financial Highlights

	Class E
	Six months ended June 30, 2012 (Unaudited)		Year ended December 31, 2011(g)
Net Asset Value, Beginning of Period	$8.61		$10.16

Income (Loss) From Investment Operations
Net investment income(b)	0.14		0.14
Net realized and unrealized gain (loss) on investments	0.34		(1.69)

Total from investment operations	0.48		(1.55)

Less Distributions
Distributions from net investment income	(0.16)		0.00
Distributions from net realized capital gains	(0.35)		0.00

Total distributions	(0.51)		0.00

Net Asset Value, End of Period	$8.58		$8.61

Total Return (%)(h)	5.38	(d)	(15.26	)(d)
Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.93	(e)	0.97	(e)
Ratio of net expenses to average net assets (%)(f)	0.91	(e)	0.95	(e)
Ratio of net investment income to average net assets (%)	3.05	(e)	2.18	(e)
Portfolio turnover rate (%)	8.1	(d)	23.2
Net assets, end of period (in millions)	$21.1		$29.8

(a)	Commencement of operations was 4/28/2008.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Distributions from net investment income were less than $0.01.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers and expenses reimbursed by the adviser, if applicable.
(g)	Commencement of operations was 4/26/2011.
(h)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

STATEMENT OF ADDITIONAL INFORMATION

Acquisition of Assets and Assumption of Liabilities of

OPPENHEIMER GLOBAL EQUITY PORTFOLIO

a series of

METROPOLITAN SERIES FUND

501 Boylston Street

Boston, Massachusetts 02116

(800) 638-7732

By and In Exchange For Shares of

MET/TEMPLETON GROWTH PORTFOLIO

(to be renamed Oppenheimer Global Equity Portfolio)

a series of

MET INVESTORS SERIES TRUST

5 Park Plaza, Suite 1900

Irvine, California 92614

(800) 638-7732

This Statement of Additional Information, dated December 19, 2012, relating specifically to the proposed transfer of the assets and liabilities of Oppenheimer Global Equity Portfolio (“MSF Portfolio”), a series of Metropolitan Series Fund (“MSF”), to Met/Templeton Growth Portfolio (to be renamed Oppenheimer Global Equity Portfolio ) (“MIST Portfolio”), a series of Met Investors Series Trust (“MIST”), in exchange for Class A, Class B or Class E shares of MSF Portfolio (to be issued to holders of Class A, Class B or Class E shares of MIST Portfolio), consists of the information set forth below pertaining to MSF Portfolio and MIST Portfolio and the following described documents, each of which is attached hereto and incorporated by reference herein:

(1)	Statement of Additional Information of MSF relating to MSF Portfolio (SEC File No. 811-03618) dated April 30, 2012, as amended June 6, 2012;

(2)	Statement of Additional Information of MIST relating to MIST Portfolio (SEC File No. 811-10183) dated April 30, 2012, as amended June 6, 2012;

(3)	Annual Report of MSF relating to MSF Portfolio (SEC File No. 811-03618) for the year ended December 31, 2011;

(4)	Annual Report of MIST relating to MIST Portfolio (SEC File No. 811-10183) for the year ended December 31, 2011;

(5)	Semiannual Report of MSF relating to MSF Portfolio (SEC File No. 811-03618) for the six month period ended June 30, 2012;

(6)	Semiannual Report of MIST relating to MIST Portfolio (SEC File No. 811-10183) for the six month period ended June 30, 2012; and

(7)	Pro forma financial information as of June 30, 2012.

This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of MSF Portfolio and MIST Portfolio dated December 19, 2012. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to MIST at the telephone number or address set forth above.

1

Pro Forma Financial Information for the Period Ending June 30, 2012.

The unaudited pro forma information provided herein should be read in conjunction with the annual report and semi-annual report of Metropolitan Series Fund Oppenheimer Global Equity Portfolio and Met Investors Series Trust Met/Templeton Growth Portfolio dated December 31, 2011 and June 30, 2012, respectively, both of which are on file with the SEC and are available at no charge.

The unaudited pro forma information set forth below for the period ended June 30, 2012 is intended to present ratios and supplemental data as if the merger of the Metropolitan Series Fund Oppenheimer Global Equity Portfolio (the “Acquired Portfolio”) into the Met Investors Series Trust Met/Templeton Growth Portfolio (the “Acquiring Portfolio” and, the Acquiring Portfolio together with the Acquired Portfolio, the “Portfolios”) had been consummated at July 1, 2011.

The Portfolios have the same fund recordkeeping services agent, investment adviser, fund accounting agent and custodian. Each of such service providers has entered into an agreement with each of the Portfolios which governs the provision of services to the Portfolios. Such agreements contain the same terms with respect to each of the Portfolios except for the investment advisory and administrative services contracts. The Acquired Portfolio’s advisory fee is 0.90% on the first $50 million of average daily net assets, 0.55% on the next $50 million, 0.50% on the next $400 million and 0.475% on amounts in excess of $500 million of average daily net assets. The Acquiring Portfolio’s advisory fee is 0.70% on the first $100 million of average daily net assets, 0.68% on the next $150 million, 0.67% on the next $250 million, 0.66% on the next $250 million and 0.65% on amounts in excess of $750 million of average daily net assets. The Adviser has agreed to reduce the Management Fee of the Acquiring Portfolio, effective April 29, 2013, to the annual rate of 0.63% on average daily net assets over $462.5 million but less than $550 million, 0.59% on the next $500 million and 0.565% on amounts in excess of $1.05 billion. In addition the Acquiring Portfolio’s Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio, other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, acquired fund fees and expenses, are limited to 0.80%, 1.05% and 0.95% of average daily net assets for Class A, Class B and Class E shares of the Portfolio.

As of June 30, 2012, the net assets of (i) the Acquired Portfolio were $624,250,685 and (ii) the Acquiring Portfolio were $467,562,423. The net assets of the Portfolios as of June 30, 2012 would have been $1,091,813,108 on a pro forma basis. The Acquiring Portfolio after the Reorganization’s net asset value per share, assumes the increase of shares of the Acquiring Portfolio at June 30, 2012 in connection with the proposed Reorganization. The amount of increased shares was calculated based on the net assets, as of June 30, 2012, of the Acquiring Portfolio of $301,436,979, $145,046,542 and $21,078,902 for Class A, Class B and Class E respectively, and the net asset value of the Acquired Portfolio of $14.37, $14.31 and $14.32 for Class A, Class B and Class E, respectively. Shares of the Acquiring Portfolio were increased by 12,010,959 and 9,803,970 for Class A and Class B in exchange for Class A and Class B shares of the Acquired Portfolio. On a pro forma basis shares of the Acquiring Portfolio would have been decreased by 226,241 for Class E in exchange for Class E shares of the Acquired Portfolio.

On a pro forma basis for the twelve months ended June 30, 2012, the proposed Reorganization would result in an increase of $816,683 in the management fees charged, a decrease in other operating expenses of $225,507 and an increase of $298,787 in Management fee waiver.

The Acquired Portfolio’s net annual portfolio operating expenses were 0.62%, 0.87% and 0.77% for Class A, Class B and Class E, respectively, as of June 30, 2012. The Acquiring Portfolio’s net annual portfolio operating expenses were 0.78%, 1.03% and 0.93% for Class A, Class B and Class E respectively, as of June 30, 2012. As a result of the reorganization the Acquiring Portfolio’s pro forma net operating expenses are expected to be 0.71%, 0.96% and 0.86% for Class A, Class B and Class E, respectively.

2

No significant accounting policies will change as a result of the proposed Reorganization, specifically, policies regarding valuation, and Subchapter M compliance.

Securities held by the Acquired Portfolio may have to be sold in connection with the merger for the purpose of complying with the investment policies or limitations of the Acquiring Portfolio.

The merger is expected to be tax free for federal income tax purposes. This means that no gain or loss will be recognized by the Acquired Portfolio or their shareholders as a result of the merger. The aggregate tax basis of the Acquiring Portfolio shares received by the shareholders of the Acquired Portfolio will be the same as the aggregate tax basis the shareholders of the Acquired Portfolio held in their shares of the Acquired Portfolio immediately before the merger.

Accounting Survivor. The Acquired Portfolio is deemed to be the “accounting survivor” in connection with the Reorganization.

Cost of Reorganization. The costs of the reorganization and proxy solicitation will not be paid by either of the Portfolios.

Capital Loss Carryforwards. Net realized capital loss carryforwards for federal income tax purposes of $17,775,110, $36,289,723 and $14,078,843 in the Acquired Portfolio at December 31, 2011 may be utilized to offset future capital gains until expiration in December 2016, December 2017 and December 2018, respectively. Additionally the Acquired Portfolio has $8,399,256 in capital loss carryforward that may be used indefinitely to offset future realized capital gains.

The Acquiring Portfolio had no accumulated capital loss carryforwards as of December 31, 2011.

3